UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Semiannual report 3 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Terms and definitions	14
Other information for shareholders	15
Summary of dividend reinvestment plans	16
Financial statements	18
Shareholder meeting results	94

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio manager provides a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research, and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 6, 2015

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

*Returns for the six-month period are not annualized, but cumulative.

4     Master Intermediate Income Trust

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the bond market environment like during the six-month reporting period ended March 31, 2015?

The period was punctuated by episodes of interest-rate volatility, but rates generally moved lower. We were not surprised to see some degree of rate volatility, given that the Federal Reserve ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January. Additionally, with U.S. gross domestic product growing at a 5% annual rate in the third quarter of 2014 — its strongest pace in 11 years — investors sought to fine-tune their forecasts as to when the Fed may begin raising its target for short-term interest rates.

In January, the combination of a stock market pullback, weaker-than-expected U.S. economic data, and continued worries about deflation in Europe fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.64%, its low for the period. In February, concern that the Fed might start raising rates in June hampered Treasuries, causing prices to fall and yields to move higher. During March, however, dovish comments by Fed Chair Janet Yellen reassured investors that the central bank was likely to take a go-slow approach toward raising rates, which helped Treasuries modestly rebound during the final weeks of the period. The 10-year Treasury yield finished

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on pages 14–15.

Master Intermediate Income Trust     5

the period at 1.92%, down from 2.49% at the beginning of the period.

The U.S. dollar continued to strengthen, rising more than 14% on an absolute basis during the reporting period and outpacing every other major currency, according to the WSJ Dollar Index, which represents multiple currencies. Versus the euro, the dollar’s surge was driven by the ECB’s launch of a larger-than-expected monetary easing program at the same time that the U.S. central bank was preparing to raise interest rates.

After declining since midsummer 2014, oil prices settled into a trading range in February and March. Prices fluctuated in the low- to mid-$50-per-barrel range on signs that U.S. production may be peaking and global demand may be rising.

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

It’s important to point out that the fund’s benchmark comprises U.S. Treasuries, government-agency securities, and investment-grade corporate bonds, and

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6     Master Intermediate Income Trust

“Globally, economies are in one of the
most disparate growth cycles since
the mid-to-late 1990s.”

Bill Kohli

these sectors performed well during the past six months. Our strategy of investing in a variety of out-of-benchmark sectors, which has served the fund well over the long term, was largely unrewarded during the period. However, our biggest overall detractor was the fund’s interest-rate and yield-curve positioning in the United States. The portfolio was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was moderately negative on a net basis. Unfortunately, because rates trended lower during the period, this positioning worked against the fund’s performance.

Elsewhere, our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], also detracted. In January, the Obama administration announced that the Federal Housing Administration [FHA]

Top holdings

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust     7

would reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. What’s more, this announcement came when Treasury yields were sharply declining, compounding the negatives for IO CMOs. The asset class rebounded in February, but did not fully overcome January’s significant downturn.

Our investments in emerging-market [EM] debt, specifically U.S. dollar-denominated holdings in Venezuela and Russia, modestly hampered the fund’s performance. During the first half of the period, declining oil prices soured investor sentiment toward the bonds of these oil-exporting countries. Continued uncertainty regarding Ukraine also weighed on Russia’s bonds.

Within foreign sovereign debt, our exposure to Greece detracted as Greek yields rose sharply. Increasing uncertainty about Greece’s prospects for accessing new financing and its ability to remain within the European Union weighed on the country’s bonds.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivative contracts.

8     Master Intermediate Income Trust

Positions in high-yield bonds had a neutral impact on the fund’s return. Following a volatile period during 2014’s fourth quarter, high-yield bonds rallied in late January and February, fueled by oil prices settling into a trading range.

Turning to the positive side, which investments helped the fund’s performance?

Active currency positioning was the biggest contributor, as a long position in the U.S. dollar combined with short positions in most other major market currencies bolstered the fund’s performance. One exception to this strategy was a long position in the British pound sterling, which weakened relative to the U.S. dollar and slightly dampened the overall positive effect of our currency positioning.

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS], also helped performance. Mezzanine CMBS benefited from supportive commercial real estate fundamentals, an improving U.S. economy, and persistent investor demand for higher-yielding bonds. Within non-agency RMBS, our holdings of Alternative-A [Alt-A] securities were helped by a strengthening housing market, coupled with solid investor demand amid shrinking supply. Alt-A securities are created from mortgage pools that occupy the space between riskier subprime mortgages and less risky prime mortgages.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. In addition, we employed interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — seeking to offset the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust     9

interest-rate and prepayment risks associated with our CMO holdings, and to help manage overall downside risk. We also utilized total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

We remain positive on U.S. economic growth, but the recovery has reverted to a moderate pace after surging in the middle of last year. We believe this slowdown is partly because consumption hasn’t increased as much as was expected. During the past year, rising hourly wages and lower gasoline prices benefited lower-wage workers, which we thought would bolster personal consumption expenditures. However, rather than spending more, these consumers increased their savings. According to the Commerce Department, personal spending increased slightly in February, but was down in December and January. At the same time, the personal savings rate continued to climb, reaching 5.8% in February, its highest level since the end of 2012. As the effects of an unseasonably cold winter in the East and Midwest dissipate, we think consumption will improve.

We believe the Fed is likely to begin raising rates during 2015, possibly in September. Many investors believe the Fed will wait until later in 2015, or even into 2016, before it begins hiking rates. Consequently, there appears to be a considerable disconnect between what the market is forecasting and the Fed’s own outlook, which could spark some volatility. In our view, however, once the central bank begins to raise the federal funds rate, it will make every effort to do so in an orderly, well-communicated fashion in an effort to avoid major financial-market disruption.

Globally, economies are in one of the most disparate growth cycles since the mid-to-late 1990s. Capital is flowing from the eurozone and elsewhere into the United States, seeking to capitalize on opportunities in stocks, high-yield bonds, mortgage-backed securities, and government debt. As a result, developing markets are under pressure since many of those economies require capital inflows to maintain their fiscal and monetary programs. As a result, we’re not enthusiastic about near-term prospects in emerging markets overall, although we continue to find what we believe are attractive country-specific investment opportunities.

Within this environment, we plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, high-yield bonds, and peripheral European sovereign bonds, respectively. As for prepayment risk, we expect to maintain our holdings of IO CMOs. We do not believe the new FHA policy is likely to have a major impact on the overall pace of residential refinancing. Moreover, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures. We’re also excited about ongoing opportunities we see in the foreign-exchange market. Many of the fundamental drivers of currency performance, such as divergent trends in U.S. and foreign economic growth and monetary policies, appear to be gaining momentum.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

10     Master Intermediate Income Trust

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Putnam Master Intermediate Income Trust

Net asset value
Market price
$8
6
4
2
0
Price per share
9/11
9/12
9/13
9/14
3/15

Master Intermediate Income Trust     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/15

	NAV	Market price
Annual average
Life of fund (since 4/29/88)	6.49%	6.39%
10 years	63.60	73.47
Annual average	5.05	5.66
5 years	28.62	11.78
Annual average	5.16	2.25
3 years	15.99	14.55
Annual average	5.07	4.63
1 year	–1.07	1.23
6 months	–2.72	0.54

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 3/31/15

	Barclays Government/Credit Bond Index	Citigroup Non-U.S. World Government Bond Index	JPMorgan Global High Yield Index†	Lipper Closed-end General Bond Funds category average*
Annual average
Life of fund (since 4/29/88)	6.82%	5.50%	—	7.35%
10 years	62.28	28.09	119.86%	116.04
Annual average	4.96	2.51	8.20	7.72
5 years	26.12	1.92	51.03	53.17
Annual average	4.75	0.38	8.60	8.57
3 years	10.41	–9.63	22.82	27.83
Annual average	3.35	–3.32	7.09	8.36
1 year	5.86	–9.82	1.16	5.51
6 months	3.69	–7.14	0.34	1.70

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 29, 28, 23, 18, 17, and 4 funds, respectively, in this Lipper category.

†The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

12     Master Intermediate Income Trust

Fund price and distribution information For the six-month period ended 3/31/15

Distributions
Number	6
Income	$0.156000
Capital gains	—
Total	$0.156000
Share value	NAV	Market price
9/30/14	$5.65	$5.03
3/31/15	5.34	4.90
Current rate (end of period)	NAV	Market price
Current dividend rate*	5.84%	6.37%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

*Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Master Intermediate Income Trust     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

14     Master Intermediate Income Trust

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2014, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2014, up to 10% of the fund’s common shares outstanding as of October 7, 2014.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust     15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

16     Master Intermediate Income Trust

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Master Intermediate Income Trust     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Master Intermediate Income Trust

The fund’s portfolio 3/31/15 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (55.1%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (55.1%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2045	$3,000,000	$3,378,750
5 1/2s, TBA, March 1, 2045	1,000,000	1,128,125
4 1/2s, TBA, May 1, 2045	14,000,000	15,233,750
4 1/2s, TBA, April 1, 2045	19,000,000	20,727,813
4s, TBA, April 1, 2045	17,000,000	18,178,047
3 1/2s, TBA, May 1, 2045	22,000,000	23,056,172
3 1/2s, TBA, April 1, 2045	25,000,000	26,263,673
3s, TBA, April 1, 2045	58,000,000	59,305,000
		167,271,330
Total U.S. government and agency mortgage obligations (cost $166,137,540)		$167,271,330

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
2.625%, August 15, 2020 [i]	$127,000	$135,023
0.875%, September 15, 2016 [i]	132,000	132,890
1.000%, May 31, 2018 [i]	25,000	25,112
Total U.S. treasury obligations (cost $293,025)		$293,025

MORTGAGE-BACKED SECURITIES (44.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (15.4%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.902s, 2032	$187,653	$268,629
IFB Ser. 3408, Class EK, 25.091s, 2037	80,653	127,945
IFB Ser. 2979, Class AS, 23.634s, 2034	19,478	23,497
IFB Ser. 3072, Class SM, 23.157s, 2035	126,208	192,969
IFB Ser. 3072, Class SB, 23.01s, 2035	113,062	172,243
IFB Ser. 3249, Class PS, 21.699s, 2036	85,594	127,656
IFB Ser. 319, Class S2, IO, 5.826s, 2043	1,457,805	366,609
IFB Ser. 317, Class S3, IO, 5.806s, 2043	3,230,885	835,463
IFB Ser. 325, Class S1, IO, 5.776s, 2044	2,714,704	666,487
IFB Ser. 326, Class S2, IO, 5.776s, 2044	4,272,038	1,065,339
IFB Ser. 323, Class S1, IO, 5.776s, 2044	3,767,429	989,676
IFB Ser. 308, Class S1, IO, 5.776s, 2043	2,507,914	647,443
IFB Ser. 327, Class S8, IO, 5.746s, 2044	776,217	187,612
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,507,073	429,462
Ser. 4000, Class PI, IO, 4 1/2s, 2042	1,387,741	256,454
Ser. 4193, Class PI, IO, 4s, 2043	2,988,729	500,612
Ser. 304, Class C53, IO, 4s, 2032	1,627,250	264,331
Ser. 4338, Class TI, IO, 4s, 2029	3,269,289	412,290
Ser. 303, Class C19, IO, 3 1/2s, 2043	5,576,179	1,053,360
Ser. 304, Class C22, IO, 3 1/2s, 2042	2,021,465	440,766
Ser. 4122, Class AI, IO, 3 1/2s, 2042	3,818,258	496,374
Ser. 4122, Class CI, IO, 3 1/2s, 2042	3,486,779	453,281
Ser. 4105, Class HI, IO, 3 1/2s, 2041	1,747,892	238,133

Master Intermediate Income Trust     19

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 304, IO, 3 1/2s, 2027	$3,167,008	$353,090
Ser. 304, Class C37, IO, 3 1/2s, 2027	2,352,609	257,634
Ser. 4165, Class TI, IO, 3s, 2042	7,554,842	882,406
Ser. 4183, Class MI, IO, 3s, 2042	3,193,935	375,287
Ser. 4210, Class PI, IO, 3s, 2041	2,233,154	217,645
Ser. 4437, Class DI, IO, 3s, 2032	3,946,677	432,280
Ser. 304, Class C45, IO, 3s, 2027	2,933,053	311,176
FRB Ser. T-57, Class 1AX, IO, 0.389s, 2043	2,102,336	20,940
Ser. 3326, Class WF, zero %, 2035	1,608	1,286
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.858s, 2036	132,760	245,507
IFB Ser. 07-53, Class SP, 23.563s, 2037	105,613	164,219
IFB Ser. 08-24, Class SP, 22.646s, 2038	109,997	161,695
IFB Ser. 05-75, Class GS, 19.729s, 2035	93,816	130,090
IFB Ser. 05-83, Class QP, 16.942s, 2034	143,698	191,721
IFB Ser. 13-41, Class SP, IO, 6.026s, 2040	1,506,497	222,329
IFB Ser. 12-128, Class ST, IO, 5.976s, 2042	1,662,586	396,294
IFB Ser. 13-18, Class SB, IO, 5.976s, 2041	1,793,646	306,534
IFB Ser. 13-124, Class SB, IO, 5.776s, 2043	1,725,102	455,312
IFB Ser. 13-128, Class CS, IO, 5.726s, 2043	3,253,533	813,416
Ser. 374, Class 6, IO, 5 1/2s, 2036	227,842	37,767
Ser. 12-132, Class PI, IO, 5s, 2042	3,120,266	567,576
Ser. 10-13, Class EI, IO, 5s, 2038	30,102	258
Ser. 378, Class 19, IO, 5s, 2035	682,478	139,907
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	932,679	209,554
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	6,995,403	1,077,782
Ser. 409, Class 81, IO, 4 1/2s, 2040	3,349,619	607,015
Ser. 409, Class 82, IO, 4 1/2s, 2040	3,566,051	645,618
Ser. 366, Class 22, IO, 4 1/2s, 2035	246,745	16,446
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,309,223	160,432
Ser. 418, Class C24, IO, 4s, 2043	2,703,049	491,258
Ser. 13-41, Class IP, IO, 4s, 2043	2,336,135	378,991
Ser. 13-44, Class PI, IO, 4s, 2043	2,287,853	366,593
Ser. 13-60, Class IP, IO, 4s, 2042	1,687,501	276,841
Ser. 12-96, Class PI, IO, 4s, 2041	1,767,918	265,205
Ser. 406, Class 2, IO, 4s, 2041	1,540,267	216,561
Ser. 406, Class 1, IO, 4s, 2041	1,079,984	181,977
Ser. 409, Class C16, IO, 4s, 2040	2,343,070	380,814
Ser. 418, Class C15, IO, 3 1/2s, 2043	5,806,579	1,080,114
Ser. 12-145, Class TI, IO, 3s, 2042	3,684,049	352,932
Ser. 13-35, Class IP, IO, 3s, 2042	3,079,007	324,378
Ser. 13-53, Class JI, IO, 3s, 2041	2,485,649	291,939
Ser. 13-23, Class PI, IO, 3s, 2041	2,837,227	258,216
FRB Ser. 03-W10, Class 1, IO, 0.965s, 2043	407,072	9,573
Ser. 99-51, Class N, PO, zero %, 2029	16,752	15,076
Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.724s, 2025	313,000	319,792

20     Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-116, Class SA, IO, 5.976s, 2043	$1,864,547	$348,857
IFB Ser. 13-129, Class SN, IO, 5.974s, 2043	1,395,283	239,193
IFB Ser. 13-182, Class LS, IO, 5.964s, 2043	1,630,347	365,563
IFB Ser. 14-90, Class HS, IO, 5.924s, 2044	2,463,389	605,501
IFB Ser. 12-77, Class MS, IO, 5.924s, 2042	1,563,543	415,011
IFB Ser. 13-99, Class AS, IO, 5.874s, 2043	1,438,961	269,546
IFB Ser. 11-70, Class SM, IO, 5.716s, 2041	2,314,656	389,071
IFB Ser. 11-70, Class SH, IO, 5.716s, 2041	2,438,122	419,357
Ser. 14-36, Class WI, IO, 5 1/2s, 2044	2,343,889	507,194
Ser. 14-122, Class IC, IO, 5s, 2044	2,082,451	370,635
Ser. 13-22, Class IE, IO, 5s, 2043	2,382,904	476,196
Ser. 13-22, Class OI, IO, 5s, 2043	2,224,814	399,191
Ser. 13-3, Class IT, IO, 5s, 2043	1,988,497	374,660
Ser. 13-6, Class IC, IO, 5s, 2043	1,736,899	315,716
Ser. 12-146, IO, 5s, 2042	1,754,946	326,069
Ser. 13-6, Class CI, IO, 5s, 2042	1,293,016	222,179
Ser. 13-130, Class IB, IO, 5s, 2040	1,584,630	155,450
Ser. 13-16, Class IB, IO, 5s, 2040	2,060,609	145,425
Ser. 11-41, Class BI, IO, 5s, 2040	1,236,064	105,939
Ser. 10-35, Class UI, IO, 5s, 2040	1,026,655	198,270
Ser. 10-20, Class UI, IO, 5s, 2040	1,917,345	314,579
Ser. 10-9, Class UI, IO, 5s, 2040	8,587,789	1,606,834
Ser. 09-121, Class UI, IO, 5s, 2039	4,073,368	749,296
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	3,661,111	613,232
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,274,062	208,449
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	749,012	126,441
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	778,705	51,597
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	245,564	31,258
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	3,656,754	576,378
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	3,408,517	589,707
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	3,737,748	647,086
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	2,289,203	395,307
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	1,385,656	307,089
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	836,969	82,040
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	2,740,886	245,611
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	1,011,028	57,224
Ser. 15-53, 4s, 2045 ## F	3,155,000	745,328
Ser. 15-40, IO, 4s, 2045	3,547,000	832,268
Ser. 14-174, IO, 4s, 2044	2,738,902	523,274
Ser. 14-4, Class IC, IO, 4s, 2044	1,847,404	328,376
Ser. 13-165, Class IL, IO, 4s, 2043	1,393,056	219,713
Ser. 12-56, Class IB, IO, 4s, 2042	1,445,891	242,179
Ser. 12-47, Class CI, IO, 4s, 2042	3,583,768	577,883
Ser. 12-41, Class IP, IO, 4s, 2041	3,800,957	679,421
Ser. 13-76, IO, 3 1/2s, 2043	6,470,340	731,990
Ser. 13-28, IO, 3 1/2s, 2043	2,202,914	261,080
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	2,949,535	363,884

Master Intermediate Income Trust     21

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	$4,371,086	$521,514
Ser. 13-14, IO, 3 1/2s, 2042	6,027,367	745,826
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	3,191,372	400,070
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	3,430,772	656,125
Ser. 12-113, Class ID, IO, 3 1/2s, 2042	1,819,334	379,677
Ser. 14-44, Class IA, IO, 3 1/2s, 2028	4,726,086	503,375
Ser. 06-36, Class OD, PO, zero %, 2036	4,459	3,979
		46,795,220
Commercial mortgage-backed securities (16.9%)
Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ, 5.695s, 2046	656,000	678,518
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.368s, 2051	77,434,882	612,510
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-5, Class D, 5.258s, 2045	600,000	610,560
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A Ser. 01-1, Class K, 6 1/8s, 2036	23,442	22,774
Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR7, Class D, 5.304s, 2041	441,000	439,681
Ser. 05-PWR7, Class B, 5.214s, 2041	697,000	700,485
Ser. 05-PWR9, Class C, 5.055s, 2042	401,000	402,768
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.438s, 2039	692,000	694,491
FRB Ser. 06-PW14, Class XW, IO, 0.642s, 2038	17,196,960	115,908
CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.124s, 2044	507,000	503,134
FRB Ser. 07-CD5, Class XS, IO, 0.171s, 2044	25,692,521	92,899
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.569s, 2047	409,000	450,313
Citigroup Commercial Mortgage Trust
Ser. 06-C5, Class AJ, 5.482s, 2049	610,000	606,467
FRB Ser. 05-C3, Class B, 5.029s, 2043	1,720,000	1,716,629
Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11, Class D, 4.458s, 2046	307,000	300,278
COMM Mortgage Trust FRB Ser. 07-C9, Class F, 5.798s, 2049	962,000	971,995
COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.649s, 2044	145,000	157,514
FRB Ser. 14-CR18, Class D, 4.74s, 2047	1,127,000	1,070,553
FRB Ser. 13-LC6, Class D, 4.288s, 2046	182,000	175,675
Ser. 12-LC4, Class E, 4 1/4s, 2044	392,000	354,136
Ser. 13-LC13, Class E, 3.719s, 2046	574,000	440,422
FRB Ser. 07-C9, Class AJFL, 0.865s, 2049	241,000	233,076
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX, IO, 0.716s, 2039	20,125,580	180,138
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	627,886	313,943
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.945s, 2050	713,000	638,581

22     Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.42s, 2044	$714,000	$768,758
FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, Class X, IO, 0.982s, 2020	2,088,016	31,905
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D, 4.986s, 2042	803,000	801,941
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.821s, 2048	2,843,000	2,721,746
GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.271s, 2044	415,000	420,154
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041	303,351	313,969
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 04-C3, Class X1, IO, 0.84s, 2041	4,966,143	143,366
GS Mortgage Securities Corp. II Ser. 05-GG4, Class AJ, 4.782s, 2039	567,793	568,361
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.415s, 2046	507,000	505,231
FRB Ser. 05-GG4, Class XC, IO, 0.913s, 2039	12,765,159	14,042
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.637s, 2045	111,000	118,315
FRB Ser. 13-GC16, Class E, 5.316s, 2046	662,000	644,349
Ser. 11-GC3, Class E, 5s, 2044	577,000	554,679
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class E, 4.31s, 2047	407,000	335,311
FRB Ser. 14-C25, Class D, 3.95s, 2047	894,000	799,032
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	965,500	1,016,633
Ser. 06-LDP8, Class B, 5.52s, 2045	362,000	365,102
FRB Ser. 06-LDP6, Class B, 5.499s, 2043	793,000	793,782
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	847,000	850,218
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.175s, 2051	410,000	392,333
FRB Ser. 11-C3, Class F, 5.568s, 2046	410,000	417,873
FRB Ser. 13-C13, Class D, 4.056s, 2046	473,000	457,811
Ser. 13-C13, Class E, 3.986s, 2046	639,000	531,024
Ser. 13-C10, Class E, 3 1/2s, 2047	808,000	651,490
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	541,000	423,982
FRB Ser. 07-CB20, Class X1, IO, 0.314s, 2051	50,345,924	358,513
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 6.41s, 2031	368,300	391,319
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.738s, 2039	1,797,000	1,803,739
Ser. 06-C3, Class AJ, 5.72s, 2039	739,000	741,816
Ser. 06-C6, Class E, 5.541s, 2039	750,000	734,865
FRB Ser. 06-C6, Class C, 5.482s, 2039	984,000	964,320
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.674s, 2039	17,418,424	154,867

Master Intermediate Income Trust     23

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS, IO, 2.371s, 2028	$19,448	$1
Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ, 6.267s, 2051	395,000	431,174
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.441s, 2037	55,523	9,261
FRB Ser. 07-C5, Class X, IO, 4.742s, 2049	1,082,525	121,784
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	570,000	578,242
Ser. 06-4, Class AJ, 5.239s, 2049	248,000	250,753
ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	388,000	382,886
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.416s, 2046	359,000	352,825
FRB Ser. 13-C10, Class E, 4.083s, 2046	523,000	464,283
Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	1,100,000	1,134,183
Ser. 07-HQ11, Class C, 5.558s, 2044	790,000	780,283
FRB Ser. 06-HQ8, Class D, 5.493s, 2044	598,000	594,292
Ser. 06-HQ10, Class AJ, 5.389s, 2041	296,000	298,504
Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class E, 6.27s, 2043	472,000	478,278
Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7, 6s, 2039	1,120,253	1,061,093
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	1,085,275	1,090,191
STRIPS III, Ltd. 144A FRB Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	193,000	38,600
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	575,835	143,959
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.959s, 2049	36,000	37,241
FRB Ser. 13-C6, Class D, 4.351s, 2046	494,000	478,587
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.994s, 2045	1,877,000	1,894,794
FRB Ser. 06-C25, Class AJ, 5.715s, 2043	474,000	487,746
FRB Ser. 05-C20, Class B, 5.233s, 2042	1,054,000	1,064,127
FRB Ser. 07-C34, IO, 0.306s, 2046	14,136,630	106,025
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C17, Class E, 6.015s, 2042	109,740	109,485
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.778s, 2045	462,000	442,966
FRB Ser. 13-LC12, Class D, 4.301s, 2046	803,000	765,944
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.635s, 2044	108,000	119,762
Ser. 12-C6, Class E, 5s, 2045	534,000	498,035
FRB Ser. 14-C19, Class E, 4.972s, 2047	744,000	647,745
FRB Ser. 13-UBS1, Class D, 4.632s, 2046	353,000	352,057
Ser. 12-C7, Class F, 4 1/2s, 2045	2,524,000	2,296,588

24     Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (44.0%)* cont.		Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 14-C19, Class D, 4.234s, 2047		$953,000	$894,750
Ser. 13-C12, Class E, 3 1/2s, 2048		510,000	407,931
			51,088,669
Residential mortgage-backed securities (non-agency) (11.7%)
Banc of America Funding Trust FRB Ser. 14-R7, Class 3A2, 2.615s, 2036		128,000	107,866
BCAP, LLC 144A
FRB Ser. 13-RR1, Class 9A4, 6.322s, 2036		250,000	252,875
FRB Ser. 14-RR2, Class 3A2, 1.081s, 2046		520,000	349,076
BCAP, LLC Trust FRB Ser. 12-RR5, Class 4A8, 0.341s, 2035		375,000	341,635
BCAP, LLC Trust 144A
FRB Ser. 12-RR2, Class 5A12, 6.208s, 2036		575,000	547,688
FRB Ser. 12-RR12, Class 4A7, 2.711s, 2036		540,000	500,850
FRB Ser. 12-RR10, Class 9A2, 2.687s, 2035		980,000	931,000
FRB Ser. 09-RR11, Class 2A2, 2.41s, 2035		850,000	773,500
Bear Stearns Asset Backed Securities I Trust
FRB Ser. 04-FR3, Class M6, 5.046s, 2034		43,061	30,232
FRB Ser. 06-EC1, Class M3, 0.621s, 2035		960,000	720,000
Citigroup Mortgage Loan Trust FRB Ser. 07-WFH2, Class M1, 0.574s, 2037		1,470,000	1,184,379
Citigroup Mortgage Loan Trust 144A
FRB Ser. 12-4, Class 3A2, 2.65s, 2036		622,575	551,010
FRB Ser. 09-9, Class 7A2, 2.475s, 2036		800,000	766,720
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.688s, 2035		636,112	560,703
FRB Ser. 05-38, Class A1, 1.628s, 2035		712,961	648,794
FRB Ser. 05-27, Class 1A2, 1.528s, 2035		1,559,611	1,422,366
FRB Ser. 05-27, Class 2A1, 1.478s, 2035		1,091,887	900,807
FRB Ser. 05-38, Class A3, 0.524s, 2035		1,686,715	1,463,225
FRB Ser. 05-59, Class 1A1, 0.504s, 2035		560,666	455,541
Countrywide Asset-Backed Certificates Trust FRB Ser. 06-4, Class 2A3, 0.464s, 2036		425,000	369,303
CSMC Trust 144A
FRB Ser. 10-18R, Class 6A4, 2.841s, 2036		2,000,000	1,846,600
FRB Ser. 08-4R, Class 1A4, 0.571s, 2037		500,000	427,500
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQ1, Class B, 10.923s, 2025		310,000	310,048
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	384,009	582,114
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	1,028,000	1,137,965
GSAA Trust FRB Ser. 05-4, Class M2, 0.874s, 2035		$1,000,000	790,595
MortgageIT Trust
FRB Ser. 05-3, Class M2, 0.704s, 2035		358,619	312,357
FRB Ser. 05-5, Class M1, 0.624s, 2035		354,022	306,878
FRB Ser. 05-3, Class A2, 0.524s, 2035		418,825	375,895
Newcastle Mortgage Securities Trust FRB Ser. 06-1, Class M2, 0.544s, 2036		410,000	326,278

Master Intermediate Income Trust     25

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Opteum Mortgage Acceptance Corp. Trust FRB Ser. 05-4, Class 1A2, 0.564s, 2035	$332,351	$302,439
RBSSP Resecuritization Trust 144A
FRB Ser. 10-1, Class 3A2, 5.201s, 2035	1,250,000	1,219,125
FRB Ser. 09-12, Class 16A2, 2.568s, 2035	670,000	601,325
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.198s, 2046	1,949,500	1,744,803
FRB Ser. 06-AR3, Class A1B, 1.128s, 2046	918,793	746,978
FRB Ser. 05-AR11, Class A1C3, 0.684s, 2045 F	1,509,672	1,350,402
FRB Ser. 05-AR19, Class A1C3, 0.674s, 2045	2,108,164	1,860,455
FRB Ser. 05-AR13, Class A1C3, 0.664s, 2045	3,481,999	3,064,159
FRB Ser. 05-AR8, Class 2AC2, 0.634s, 2045	1,011,497	908,782
FRB Ser. 05-AR11, Class A1C4, 0.614s, 2045 F	768,226	685,258
FRB Ser. 05-AR13, Class A1B2, 0.604s, 2045	717,503	643,959
FRB Ser. 05-AR17, Class A1B2, 0.584s, 2045	685,193	593,583
FRB Ser. 05-AR19, Class A1C4, 0.574s, 2045	575,521	503,811
FRB Ser. 05-AR11, Class A1B3, 0.574s, 2045	1,155,227	1,042,593
FRB Ser. 05-AR8, Class 2AC3, 0.564s, 2045	356,428	318,112
FRB Ser. 05-AR6, Class 2A1C, 0.514s, 2045	321,821	288,030
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.351s, 2047	500,000	370,000
		35,537,614
Total mortgage-backed securities (cost $127,742,532)		$133,421,503

CORPORATE BONDS AND NOTES (33.2%)*	Principal amount	Value
Basic materials (2.8%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	$35,000	$38,104
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	87,000	93,117
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	477,000	583,431
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	298,000	312,900
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	150,000	151,125
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	185,000	199,800
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	490,000	488,775
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	200,000	212,500
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	211,000	211,791
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	241,000	244,615
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	90,000	88,875
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	238,000	219,555
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	298,000	318,860
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	153,000	176,906

26     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Basic materials cont.
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	$137,000	$125,355
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	13,000	11,473
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	145,000	150,800
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	170,000	176,800
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	238,000	254,660
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	310,000	310,000
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	112,000	112,280
Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)	70,000	73,675
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	200,000	201,000
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	265,000	287,525
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	229,000	244,458
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	162,000	171,720
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	189,000	167,265
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	189,000	2
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	119,000	117,661
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	40,000	41,800
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	200,000	207,000
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	135,000	140,400
PQ Corp. 144A sr. notes 8 3/4s, 2018	135,000	139,725
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	98,000	95,795
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	233,000	235,330
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	181,000	177,301
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	151,000	169,875
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	124,000	137,950
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	110,000	115,363
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	75,000	77,625
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	54,000	55,080
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	49,000	59,290
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	30,000	32,025

Master Intermediate Income Trust     27

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019		$40,000	$42,600
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023		20,000	20,250
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024		50,000	50,688
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021		30,000	30,188
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021		131,000	131,328
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		142,000	129,930
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021		125,000	132,188
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025		30,000	30,600
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023		55,000	52,663
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		203,000	216,703
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021		290,000	300,875
			8,567,600
Capital goods (2.1%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		455,000	475,475
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		419,000	476,613
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		120,000	120,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022		215,000	216,344
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024		255,000	256,913
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		105,000	107,888
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		54,000	59,468
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		119,000	121,975
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)		115,000	113,491
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		235,000	257,412
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023		184,000	185,610
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		364,000	345,345
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021		85,000	88,613
KION Finance SA 144A sr. unsub. notes 6 3/4s, 2020 (Luxembourg)	EUR	100,000	115,670
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		$238,000	237,405

28     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Capital goods cont.
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	$286,000	$307,450
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	310,000	289,850
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	75,000	77,250
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	155,000	166,044
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	402,000	417,075
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	95,000	97,850
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	150,000	154,313
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	269,000	284,468
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	56,000	57,890
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	295,000	315,650
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	140,000	148,400
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	45,000	46,800
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	282,000	289,050
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	45,000	48,375
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	340,000	341,700
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	217,000	233,818
		6,454,205
Communication services (4.3%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)	200,000	205,750
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	480,000	488,400
Altice SA 144A company guaranty sr. unsec. notes 7 5/8s, 2025 (Luxembourg)	200,000	201,000
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	265,000	298,125
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	150,000	169,875
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	99,000	103,826
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	198,000	202,950
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	362,000	366,525
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	53,000	55,186
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	180,000	185,400
Master Intermediate Income Trust     29

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Communication services cont.
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022		$241,000	$246,423
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		170,000	187,213
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		40,000	42,000
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		306,000	321,300
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R		85,000	87,975
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		165,000	183,563
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		130,000	132,600
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		185,000	185,231
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018		238,000	239,190
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		156,000	175,695
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		80,000	80,200
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024		50,000	52,063
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019		143,000	155,155
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021		36,000	39,600
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		80,000	77,200
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		140,000	144,025
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		177,000	162,840
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		143,000	131,918
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)		260,000	254,800
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022		60,000	61,614
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020		143,000	154,976
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020		17,000	18,148
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		65,000	68,169
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		205,000	210,125
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		31,000	28,753
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		200,000	203,498
Numericable Group SA 144A sr. notes 6s, 2022 (France)		600,000	607,714
Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	100,000	113,439
PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		$156,000	164,580
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		180,000	185,400

30     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Communication services cont.
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020		$55,000	$57,819
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		105,000	106,313
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018		286,000	328,185
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		753,000	768,060
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		290,000	291,450
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		369,000	386,528
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		75,000	77,344
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		140,000	144,466
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		206,000	214,755
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		190,000	195,938
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		156,000	159,852
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)	EUR	295,000	354,908
Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)	EUR	100,000	116,665
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH company guaranty sr. notes 5 5/8s, 2023 (Germany)	EUR	105,000	122,498
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH company guaranty sr. notes Ser. REGS, 5 3/4s, 2023 (Germany)	EUR	112,000	130,664
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	235,000	270,675
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$363,000	373,890
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)	GBP	235,000	365,042
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		$268,000	261,300
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		410,000	440,750
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		200,000	207,500
Wind Acquisition Finance SA 144A sr. bonds 4s, 2020 (Luxembourg)	EUR	125,000	135,777
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017		$247,000	267,686
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021		109,000	108,728
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023		128,000	114,880
			12,994,117

Master Intermediate Income Trust     31

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Consumer cyclicals (5.8%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	$336,000	$335,160
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	82,000	89,790
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	110,000	114,125
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	167,000	173,680
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	200,000	224,744
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	219,000	240,900
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	185,000	183,150
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	98,000	80,850
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	235,000	245,575
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	120,000	124,524
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	180,000	191,250
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	330,000	334,950
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	100,000	103,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	45,000	46,013
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	72,000	73,080
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	25,000	24,875
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	33,000	35,393
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	136,000	143,480
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	362,000	381,005
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	110,000	107,800
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	100,000	103,125
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	399,000	424,935
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	200,000	209,000
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	65,000	68,413
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	45,000	47,138
FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	105,000	116,457

32     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		$156,000	$162,630
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019		4,000	4,190
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		233,000	237,660
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		134,000	134,335
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		175,000	179,375
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		65,000	66,788
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		266,000	279,965
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	260,000	215,803
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$46,000	23,000
Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		122,000	138,359
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		282,000	295,395
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		105,000	106,050
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		265,000	253,738
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		316,000	312,840
Interactive Data Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2019		42,000	42,420
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		105,000	107,888
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		130,000	140,400
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		356,000	369,573
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		120,000	116,400
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		232,000	232,580
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		197,000	225,073
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		85,000	93,500
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		55,000	57,888
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		80,000	83,400
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023		245,000	260,313
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022		249,000	253,358
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019		85,000	87,763
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		110,000	114,125

Master Intermediate Income Trust     33

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	$80,000	$82,000
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	275,000	264,688
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	119,000	121,380
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	175,000	187,688
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	162,000	164,414
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	152,000	162,070
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	525,213	568,543
Navistar International Corp. sr. notes 8 1/4s, 2021	206,000	200,593
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	425,000	450,500
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	95,000	100,700
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	258,000	265,740
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	290,000	306,240
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	178,000	190,460
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	135,000	142,763
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	199,000	208,453
Owens Corning company guaranty sr. unsec. notes 9s, 2019	92,000	111,236
Owens Corning company guaranty sr. unsec. unsub. notes 4.2s, 2024	170,000	175,254
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	222,000	220,335
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	192,000	201,600
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	140,000	144,200
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	100,000	105,250
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	168,000	169,890
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	35,000	35,700
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	40,000	42,400
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	240,000	251,400
Sabre GLBL, Inc. 144A sr. notes 8 1/2s, 2019	286,000	306,020
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	54,000	48,600
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	50,000	37,250
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	150,000	153,375
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	295,000	275,825

34     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021		$98,000	$103,635
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021		24,000	24,630
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		27,000	28,288
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		218,000	221,815
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024		142,000	148,390
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		227,000	236,648
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		20,000	21,150
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		330,000	339,075
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022		10,000	10,675
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		10,000	10,600
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020		65,000	68,575
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021		243,000	257,580
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024		85,000	87,338
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		47,000	44,768
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		70,000	68,425
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		326,000	321,925
Thomas Cook Finance PLC 144A company guaranty sr. unsec. bonds 6 3/4s, 2021 (United Kingdom)	EUR	350,000	402,226
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024		$318,000	310,845
TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017		350,000	382,813
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021		50,000	50,938
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021		89,000	95,119
			17,747,496
Consumer staples (2.0%)
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024		200,000	208,500
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022		455,000	484,575
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		170,000	174,888
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		70,000	70,699
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		340,000	351,900
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		238,000	245,140

Master Intermediate Income Trust     35

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Consumer staples cont.
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	$105,000	$103,688
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	402,000	416,070
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	50,000	51,375
Constellation Brands, Inc. company guaranty sr. unsec. notes 3 3/4s, 2021	255,000	260,738
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	90,000	102,600
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	20,000	21,150
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	15,000	15,450
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	247,000	247,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	123,000	123,769
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	145,000	145,544
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	342,000	300,960
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)	200,000	194,260
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	67,000	71,188
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	350,000	369,688
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	55,000	57,063
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	150,000	160,875
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	135,000	138,038
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	140,000	141,750
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	240,000	247,800
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	190,000	194,750
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	334,000	366,565
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	137,000	141,453
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	135,000	137,531
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	120,000	127,050
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	175,000	176,313
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	195,000	209,625
		6,057,995
Energy (6.0%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	155,000	39,138
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022	130,000	124,800

36     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Energy cont.
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		$105,000	$103,950
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021		192,000	186,240
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		205,000	187,575
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		18,000	16,515
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024		250,000	219,375
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020		105,000	94,763
Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020		140,000	103,600
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	50,000	57,162
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		$50,000	48,750
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		91,000	85,313
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		225,000	235,969
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		193,000	194,448
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022		88,000	88,660
Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada) (In default) †	CAD	225,000	10,659
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada) (In default) †		$46,000	2,760
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		135,000	122,175
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021		31,000	29,295
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022		192,000	171,840
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018		130,000	76,700
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022		150,000	136,500
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021		65,000	59,800
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022		89,000	94,340
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023		22,000	23,348
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		105,000	77,175
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)		2,055,000	2,212,865

Master Intermediate Income Trust     37

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Energy cont.
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	$395,000	$404,875
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	170,000	119,850
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	357,000	248,115
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	150,000	161,625
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	45,000	46,350
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	70,000	65,800
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	121,000	78,045
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	284,000	204,480
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	157,000	124,128
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	169,000	142,066
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	265,000	209,350
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	80,000	4
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	225,000	130,500
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	105,000	106,063
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	86,000	82,990
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	229,000	223,275
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	200,000	115,000
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	92,000	52,210
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	85,000	28,050
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	292,000	97,090
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)	925,000	963,480
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	200,500
Petrobras Global Finance BV company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	390,000	396,618
Petrobras Global Finance BV company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	625,000	566,969
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	1,475,000	615,075
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	854,000	509,411

38     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Energy cont.
Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)		$600,000	$563,100
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)		3,587,000	2,367,779
Petroleos de Venezuela SA 144A company guaranty sr. unsec. unsub. notes 9s, 2021 (Venezuela)		100,000	37,100
Petroleos Mexicanos company guaranty unsec. unsub. notes 8s, 2019 (Mexico)		1,535,000	1,836,244
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)		185,000	187,303
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022		60,000	59,100
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		190,000	176,700
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021		110,000	103,400
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023		100,000	99,750
Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		100,000	103,250
Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024		100,000	100,500
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		75,000	77,625
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020		415,000	112,050
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)		155,000	158,875
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022		20,000	9,200
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		165,000	134,888
SM Energy Co. sr. unsec. notes 6 5/8s, 2019		85,000	86,063
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		105,000	107,100
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	46,000	31,688
Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$55,000	48,813
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		45,000	25,659
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		30,000	24,225
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		253,000	239,718
Whiting Canadian Holding Co. ULC company guaranty sr. unsec. unsub. notes 8 1/8s, 2019		55,000	57,613
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		315,000	313,425
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		145,000	153,628
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		249,000	251,801
			18,162,231
Financials (3.9%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		565,000	661,756
Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		940,000	911,826

Master Intermediate Income Trust     39

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	$75,000	$80,625
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	137,000	143,165
CIT Group, Inc. sr. unsec. notes 5s, 2023	110,000	112,750
CIT Group, Inc. sr. unsec. notes 5s, 2022	130,000	133,413
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	135,000	142,088
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	65,000	64,350
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	205,000	219,863
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	165,000	171,600
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	111,000	59,108
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021	159,000	152,243
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	160,000	125,200
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	119,000	125,545
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	160,000	162,400
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	68,000	67,490
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	205,000	210,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	348,000	361,502
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	215,000	221,450
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	15,000	16,781
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	115,000	122,475
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	55,000	55,000
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	75,000	80,719
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	215,000	231,663
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	80,000	82,000
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	213,000	206,610
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	37,000	39,498
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	98,000	84,770
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	118,000	121,393
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	100,000	103,250
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	133,000	137,988
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	48,000
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	225,000	214,875

40     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Financials cont.
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)		$100,000	$104,911
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec. notes 7 3/4s, 2018 (Russia)		2,750,000	2,723,875
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)		325,000	303,063
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)		500,000	486,665
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		160,000	158,200
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		590,000	592,950
State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)		155,000	156,518
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		70,000	49,700
Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)		200,000	100,000
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		264,000	270,600
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		979,000	952,078
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		113,000	113,124
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021		135,000	120,825
			11,804,030
Health care (2.8%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		195,000	202,313
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		85,000	85,106
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		110,000	111,925
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		139,000	144,908
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		50,000	50,813
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		173,000	192,246
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		130,000	134,875
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		30,000	30,900
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		62,000	63,938
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		35,000	37,406
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		200,000	202,500
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	100,000	111,697
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$240,000	213,000
Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018 (United Kingdom)	GBP	208,761	320,515

Master Intermediate Income Trust     41

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Health care cont.
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024	$105,000	$107,100
DPx Holdings BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	208,000	216,320
Endo Finance LLC/Endo Ltd/Endo Finco Inc. 144A company guaranty sr. unsec. notes 6s, 2025	200,000	205,500
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	278,000	284,950
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	165,000	165,000
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	158,000	165,505
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	93,000	94,163
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	50,000	52,438
HCA, Inc. sr. notes 6 1/2s, 2020	758,000	852,750
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	55,000	64,075
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	166,000	172,640
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	220,000	224,950
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	180,000	193,500
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	262,000	283,615
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	85,000	89,781
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	130,000	136,968
Omnicare, Inc. sr. unsec. notes 5s, 2024	30,000	31,238
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	135,000	139,388
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	235,000	247,925
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	388,000	405,460
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	278,000	290,510
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	160,000	166,800
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	50,000	51,000
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	50,000	49,000
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	132,000	129,030
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	355,000	384,731
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	231,000	244,860
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	30,000	31,313
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	30,000	31,163
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	35,000	35,525

42     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value
Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023		$85,000	$85,956
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018		139,000	146,471
VRX Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2025 (Canada)		160,000	165,600
VRX Escrow Corp. 144A sr. unsec. notes 5 7/8s, 2023 (Canada)		160,000	164,000
VRX Escrow Corp. 144A sr. unsec. notes 5 3/8s, 2020 (Canada)		190,000	191,663
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020		188,000	197,400
			8,400,430
Technology (1.3%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020		80,000	83,600
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		107,000	90,950
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		466,000	462,505
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021		74,000	87,690
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021		63,000	71,663
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021		164,000	189,625
First Data Corp. 144A company guaranty notes 8 1/4s, 2021		700,000	749,000
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020		34,000	36,975
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		110,000	119,763
Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		55,000	58,977
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022		235,000	240,875
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R		185,000	194,713
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022		185,000	195,269
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023		160,000	162,800
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		400,000	408,500
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019		115,000	118,450
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019		125,000	123,125
Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)	EUR	200,000	237,252
Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s, 2021 (Germany)	EUR	265,000	306,571
			3,938,303
Transportation (0.2%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018		$158,000	165,900
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)		270,000	228,150
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023		280,000	280,000
			674,050
Utilities and power (2.0%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025		280,000	277,200
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		385,000	445,156

Master Intermediate Income Trust     43

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value
Utilities and power cont.
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	$135,000	$149,850
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	70,000	68,513
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	340,000	342,550
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	45,000	48,150
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	35,000	37,931
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)	350,000	328,020
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	10,000	10,475
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	20,000	21,025
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	428,000	442,980
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	247,000	308,538
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	138,850	152,387
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	150,000	168,000
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	56,000	57,400
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	50,000	51,000
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	279,000	292,253
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	65,000	68,036
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	190,000	192,375
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	45,900
Majapahit Holding BV 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)	785,000	923,856
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	595,000	639,625
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	85,000	88,400
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	170,000	184,450
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	120,000	123,900
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	85,000	88,400
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	100,000	100,500
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	199,000	204,473
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	56,250
		5,917,593
Total corporate bonds and notes (cost $103,531,213)		$100,718,050

44     Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.1%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$2,020,000	$1,963,440
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		4,326,000	4,200,546
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †		1,750,000	1,732,500
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		420,000	442,139
Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil) (units)	BRL	1,500	458,313
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$797,000	785,045
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		725,000	759,438
Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	170,000,000	289,738
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	220,500
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		225,000	238,500
Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Croatia)		265,000	292,004
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	65,982
Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		400,000	376,000
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		203,000	208,583
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		691,585	654,412
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	1,479,000	1,057,515
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	1,793,000	1,344,843
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2024 (Greece) ††	EUR	7,366,492	4,419,423
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2023 (Greece) ††	EUR	3,898,000	2,363,908
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		$560,000	550,200
Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		200,000	208,500
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		200,000	191,366
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		1,525,000	1,753,750
Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		2,600,000	2,606,500
Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		100,000	102,125
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		65,226	67,019
Turkey (Republic of) sr. unsec. bonds 5 3/4s, 2024 (Turkey)		500,000	556,250
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		1,205,000	1,339,056
Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017 (Ukraine)		1,725,000	690,000
Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds 13 5/8s, 2018 (Venezuela)		1,285,000	751,725
Total foreign government and agency bonds and notes (cost $37,239,554)			$30,689,320

Master Intermediate Income Trust     45

SENIOR LOANS (2.3%)* [c]	Principal amount	Value
Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	$104,213	$102,910
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	70,937	70,507
WR Grace & Co. bank term loan FRN 2 3/4s, 2021	105,774	105,679
WR Grace & Co. bank term loan FRN Ser. DD, 2 3/4s, 2021	38,063	38,029
		317,125
Capital goods (—%)
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	141,290	140,672
		140,672
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	139,000	139,550
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	143,797	144,182
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	75,000	75,109
Level 3 Financing, Inc. bank term loan FRN Ser. B5, 4 1/2s, 2022	130,000	130,580
		489,421
Consumer cyclicals (1.2%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	851,175	777,229
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 11 3/4s, 2017	69,650	63,294
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	258,050	228,116
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	164,293	164,704
Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	60,000	60,609
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	210,852	177,327
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	191,447	191,618
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.922s, 2019	323,000	306,769
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	428,673	421,528
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	111,606	112,071
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	286,256	285,019
PetSmart, Inc. bank term loan FRN Ser. B, 5s, 2022	235,000	236,656
ROC Finance, LLC bank term loan FRN 5s, 2019	128,371	123,878
Univision Communications, Inc. bank term loan FRN 4s, 2020	304,313	303,648
Visteon Corp. bank term loan FRN Class B, 3 1/2s, 2021	94,288	94,081
		3,546,547
Consumer staples (0.2%)
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021 (Canada)	153,631	155,058
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	147,510	145,519
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/4s, 2020	98,269	98,257
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	84,363	83,835
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	164,953	164,799
		647,468
Health care (0.2%)
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.172s, 2021	222,750	222,444
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	79,400	78,594
46     Master Intermediate Income Trust

SENIOR LOANS (2.3%)* c cont.	Principal amount	Value
Health care cont.
Par Pharmaceutical Cos., Inc. bank term loan FRN Class B2, 4s, 2019	$84,442	$84,266
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Netherlands)	119,100	118,405
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3 1/2s, 2020	104,487	104,438
		608,147
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.676s, 2017	103,771	102,097
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	206,936	206,275
Dell International, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	64,348	64,688
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	290,575	291,924
		664,984
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	205,000	206,025
		206,025
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	496,516	296,757
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	5,096	3,046
		299,803
Total senior loans (cost $7,222,072)		$6,920,192

PURCHASED SWAP OPTIONS OUTSTANDING (1.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.175/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.175	$20,170,400	$276,334
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	10,085,200	177,096
(2.685)/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.685	20,151,100	116,675
1.816/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.816	20,151,100	24,987
Barclays Bank PLC
(2.1625)/3 month USD-LIBOR-BBA/May-25	May-15/2.1625	20,151,100	168,665
(2.31)/3 month USD-LIBOR-BBA/Apr-45	Apr-15/2.31	4,030,220	133,521
2.31/3 month USD-LIBOR-BBA/Apr-45	Apr-15/2.31	4,030,220	47,355
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	21,333,200	382,718
2.172/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.172	10,085,200	137,663
2.043/3 month USD-LIBOR-BBA/May-25	May-15/2.043	10,075,550	105,088
1.4015/3 month USD-LIBOR-BBA/May-20	May-15/1.4015	40,302,200	104,786
(2.13)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.13	20,151,100	80,806
1.294/3 month USD-LIBOR-BBA/May-20	May-15/1.294	40,302,200	59,244
1.3735/3 month USD-LIBOR-BBA/May-20	May-15/1.3735	20,151,100	45,541
1.266/3 month USD-LIBOR-BBA/May-20	May-15/1.266	20,151,100	25,390
1.802/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.802	20,151,100	21,965

Master Intermediate Income Trust     47

PURCHASED SWAP OPTIONS OUTSTANDING (1.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date cont.	Expiration date/strike	Contract amount	Value
Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	$33,114,000	$702,679
2.09125/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09125	20,180,000	167,494
2.09/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09	20,180,000	165,880
1.795/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.795	20,202,300	20,606
Goldman Sachs International
2.655/3 month USD-LIBOR-BBA/May-45	May-15/2.655	5,037,775	316,473
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	3,681,050	138,960
1.84/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.84	15,113,300	32,494
1.76/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.76	15,113,300	17,834
Total purchased swap options outstanding (cost $3,081,972)			$3,470,254

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/$102.57	$11,000,000	$99,154
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/103.07	11,000,000	84,964
Total purchased options outstanding (cost $350,626)			$184,118

PREFERRED STOCKS (0.2%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	353	$360,556
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,100	104,960
Total preferred stocks (cost $302,913)		$465,516

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$100,000	$118,438
Total convertible bonds and notes (cost $104,643)		$118,438

COMMON STOCKS (—%)*	Shares	Value
Lone Pine Resources Canada, Ltd. (Canada) † F	9,978	$399
Lone Pine Resources, Inc. Class A (Canada) † F	9,978	399
Tribune Co. Class 1C F	40,066	10,017
Total common stocks (cost $65,186)		$10,815

SHORT-TERM INVESTMENTS (10.4%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.09% L	Shares 18,639,521	$18,639,521
SSgA Prime Money Market Fund Class N 0.02% P	Shares 2,346,000	2,346,000
U.S. Treasury Bills with effective yields ranging from 0.03% to 0.04%, April 2, 2015 Δ §	$1,067,000	1,066,999
U.S. Treasury Bills with an effective yield of 0.02%, April 23, 2015 Δ §	700,000	699,991
U.S. Treasury Bills with an effective yield of 0.02%, July 2, 2015 Δ	40,000	39,997
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 # Δ §	3,253,000	3,252,590

48     Master Intermediate Income Trust

SHORT-TERM INVESTMENTS (10.4%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with an effective yield of 0.01%, May 14, 2015 §	$200,000	$199,998
U.S. Treasury Bills with an effective yield of 0.01%, May 21, 2015 # §	1,450,000	1,449,977
U.S. Treasury Bills with an effective yield of 0.01%, May 7, 2015 Δ §	4,000,000	3,999,940
Total short-term investments (cost $31,694,367)		$31,695,013

TOTAL INVESTMENTS
Total investments (cost $477,765,643)	$475,257,574

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $303,553,270.
†	This security is non-income-producing.
††	The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.
Master Intermediate Income Trust     49

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

##	Forward commitment, in part or in entirety (Note 1).
F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $199,837,681 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	86.0%
Russia	2.4
Argentina	2.0
Greece	1.9
Venezuela	1.0
Canada	1.0
Brazil	0.8
Luxembourg	0.7
United Kingdom	0.7
Mexico	0.6
Indonesia	0.6
Other	2.3
Total	100.0%

50     Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $126,528,888) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/15	$617,146	$623,897	$(6,751)
	British Pound	Buy	6/17/15	885,427	925,144	(39,717)
	Canadian Dollar	Sell	4/15/15	2,175,029	2,295,937	120,908
	Chilean Peso	Sell	4/15/15	370,711	$371,692	981
	Euro	Sell	6/17/15	323,986	422,835	98,849
	Norwegian Krone	Buy	6/17/15	149,579	$133,335	16,244
Barclays Bank PLC
	Australian Dollar	Buy	4/15/15	697,818	700,610	(2,792)
	British Pound	Buy	6/17/15	768,744	764,414	4,330
	Canadian Dollar	Sell	4/15/15	2,873,119	3,062,228	189,109
	Euro	Sell	6/17/15	362,197	402,660	40,463
	Japanese Yen	Sell	5/20/15	722,407	736,813	14,406
	Mexican Peso	Buy	4/15/15	1,476,487	1,518,085	(41,598)
	New Zealand Dollar	Sell	4/15/15	717,087	698,933	(18,154)
	Singapore Dollar	Sell	5/20/15	1,546,398	1,535,709	(10,689)
	Swedish Krona	Buy	6/17/15	665,371	717,854	(52,483)
	Swiss Franc	Sell	6/17/15	201,595	204,874	3,279
Citibank, N.A.
	Australian Dollar	Buy	4/15/15	637,999	624,531	13,468
	Brazilian Real	Buy	4/2/15	203,725	202,681	1,044
	Brazilian Real	Sell	4/2/15	401,969	435,587	33,618
	British Pound	Buy	6/17/15	745,318	772,663	(27,345)
	Canadian Dollar	Sell	4/15/15	1,887,362	1,907,039	19,677
	Chilean Peso	Buy	4/15/15	1,537,631	1,531,677	5,954
	Danish Krone	Sell	6/17/15	1,458,759	1,525,259	66,500
	Euro	Buy	6/17/15	571,442	596,701	(25,259)
	Japanese Yen	Sell	5/20/15	1,014,965	1,035,958	20,993
	Mexican Peso	Buy	4/15/15	1,479,789	1,465,684	14,105
	New Zealand Dollar	Sell	4/15/15	1,161,944	1,179,587	17,643
	Norwegian Krone	Buy	6/17/15	789,586	761,497	28,089
	Norwegian Krone	Sell	6/17/15	788,372	823,897	35,525
	Philippine Peso	Buy	5/20/15	746,907	758,754	(11,847)
	Swiss Franc	Sell	6/17/15	1,517,174	1,543,762	26,588
Credit Suisse International
	Australian Dollar	Sell	4/15/15	734,578	771,148	36,570
	British Pound	Buy	6/17/15	230,104	288,957	(58,853)
	Canadian Dollar	Sell	4/15/15	3,408,193	3,476,919	68,726
	Euro	Buy	6/17/15	102,900	115,272	(12,372)
	Indian Rupee	Buy	5/20/15	3,121,194	3,138,390	(17,196)
	Japanese Yen	Sell	5/20/15	54	54	—
	New Zealand Dollar	Buy	4/15/15	811,016	825,912	(14,896)
	Norwegian Krone	Sell	6/17/15	401,397	419,414	18,017

Master Intermediate Income Trust     51

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $126,528,888) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Swedish Krona	Sell	6/17/15	$750,341	$773,529	$23,188
	Swiss Franc	Sell	6/17/15	698,408	710,382	11,974
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	134,860	120,351	14,509
	British Pound	Buy	6/17/15	1,261,718	1,308,111	(46,393)
	Canadian Dollar	Sell	4/15/15	2,913,301	3,014,432	101,131
	Euro	Buy	6/17/15	1,717,233	1,725,526	(8,293)
	New Zealand Dollar	Buy	4/15/15	2,270,950	2,265,359	5,591
	Norwegian Krone	Sell	6/17/15	469,886	491,010	21,124
	Polish Zloty	Sell	6/17/15	803,697	812,529	8,832
	Swedish Krona	Sell	6/17/15	14,892	15,357	465
	Swiss Franc	Sell	6/17/15	149,674	152,191	2,517
	Turkish Lira	Buy	6/17/15	227,221	259,330	(32,109)
Goldman Sachs International
	Australian Dollar	Buy	4/15/15	747,363	759,400	(12,037)
	British Pound	Buy	6/17/15	738,795	765,987	(27,192)
	Canadian Dollar	Sell	4/15/15	2,030,090	2,106,319	76,229
	Euro	Sell	6/17/15	1,124,479	1,174,295	49,816
	New Zealand Dollar	Buy	4/15/15	1,498,685	1,531,128	(32,443)
	Norwegian Krone	Sell	6/17/15	1,249,759	1,305,135	55,376
	Swedish Krona	Buy	6/17/15	8,173	8,426	(253)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/15/15	53,427	23,200	30,227
	British Pound	Buy	6/17/15	736,274	763,398	(27,124)
	Canadian Dollar	Sell	4/15/15	2,105,480	2,185,744	80,264
	Chinese Yuan	Buy	5/20/15	1,564,080	1,570,048	(5,968)
	Euro	Sell	6/17/15	2,540,437	2,726,890	186,453
	New Taiwan Dollar	Sell	5/20/15	1,560,210	1,544,338	(15,872)
	New Zealand Dollar	Buy	4/15/15	745,385	761,049	(15,664)
	Swedish Krona	Sell	6/17/15	144,981	149,534	4,553
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/15	812,358	831,421	(19,063)
	British Pound	Buy	6/17/15	461,691	474,813	(13,122)
	Canadian Dollar	Sell	4/15/15	1,622,272	1,719,196	96,924
	Euro	Sell	6/17/15	1,803,127	1,934,320	131,193
	Indian Rupee	Buy	5/20/15	1,594,685	1,604,246	(9,561)
	Japanese Yen	Sell	5/20/15	730,930	745,768	14,838
	Malaysian Ringgit	Buy	5/20/15	74,212	62,074	12,138
	Mexican Peso	Buy	4/15/15	1,454,243	1,466,597	(12,354)
	New Zealand Dollar	Sell	4/15/15	1,295,744	1,295,999	255
	Norwegian Krone	Buy	6/17/15	285,405	297,948	(12,543)
	Philippine Peso	Buy	5/20/15	746,905	758,923	(12,018)

52     Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $126,528,888) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Sell	5/20/15	$1,499,163	$1,526,875	$27,712
	South African Rand	Buy	4/15/15	407,424	401,315	6,109
	South Korean Won	Sell	5/20/15	1,536,067	1,531,435	(4,632)
	Swedish Krona	Buy	6/17/15	186,287	225,333	(39,046)
	Swiss Franc	Buy	6/17/15	181,157	166,704	14,453
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/15/15	1,196,619	1,248,458	(51,839)
	British Pound	Buy	6/17/15	249,675	294,858	(45,183)
	Canadian Dollar	Sell	4/15/15	2,178,660	2,286,405	107,745
	Euro	Sell	6/17/15	1,530,376	1,594,698	64,322
	New Zealand Dollar	Sell	4/15/15	802,653	761,324	(41,329)
	Norwegian Krone	Buy	6/17/15	921,176	898,978	22,198
	Singapore Dollar	Sell	5/20/15	2,980,785	3,035,908	55,123
	Swedish Krona	Buy	6/17/15	22,681	43,954	(21,273)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	311,274	344,514	33,240
	British Pound	Buy	6/17/15	141,443	192,159	(50,716)
	Canadian Dollar	Sell	4/15/15	2,434,593	2,502,771	68,178
	Chilean Peso	Buy	4/15/15	1,298	23,009	(21,711)
	Euro	Sell	6/17/15	999,189	1,122,328	123,139
	Hungarian Forint	Buy	6/17/15	1,483,188	1,518,740	(35,552)
	Israeli Shekel	Buy	4/15/15	3,062,484	3,132,181	(69,697)
	Israeli Shekel	Sell	4/15/15	3,062,484	3,054,593	(7,891)
	Japanese Yen	Sell	5/20/15	750,561	765,875	15,314
	Malaysian Ringgit	Buy	5/20/15	37,859	32,545	5,314
	New Zealand Dollar	Buy	4/15/15	859,325	841,879	17,446
	Norwegian Krone	Buy	6/17/15	26,501	27,685	(1,184)
	Singapore Dollar	Sell	5/20/15	1,587,156	1,616,717	29,561
	Swedish Krona	Sell	6/17/15	735,507	757,997	22,490
	Swiss Franc	Sell	6/17/15	259,090	263,542	4,452
	Turkish Lira	Sell	6/17/15	226,089	170,881	(55,208)
UBS AG
	Australian Dollar	Sell	4/15/15	236,614	291,997	55,383
	British Pound	Buy	6/17/15	473,701	492,362	(18,661)
	Canadian Dollar	Sell	4/15/15	1,687,637	1,774,041	86,404
	Chilean Peso	Buy	4/15/15	1,890	24,056	(22,166)
	Euro	Sell	6/17/15	1,498,731	1,655,226	156,495
	Japanese Yen	Sell	5/20/15	438,569	447,743	9,174
	New Taiwan Dollar	Sell	5/20/15	1,560,210	1,537,787	(22,423)
	New Zealand Dollar	Buy	4/15/15	2,219,803	2,228,893	(9,090)
	Norwegian Krone	Buy	6/17/15	1,503,497	1,490,890	12,607

Master Intermediate Income Trust     53

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $126,528,888) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Norwegian Krone	Sell	6/17/15	$1,484,616	$1,534,352	$49,736
	Swedish Krona	Buy	6/17/15	13,578	64,000	(50,422)
WestPac Banking Corp.
	Australian Dollar	Sell	4/15/15	639,217	673,856	34,639
	Canadian Dollar	Sell	4/15/15	747,035	830,623	83,588
	Euro	Sell	6/17/15	1,912,163	2,012,031	99,868
	New Zealand Dollar	Buy	4/15/15	1,477,630	1,508,701	(31,071)
	South Korean Won	Buy	5/20/15	47,171	48,003	(832)
Total						$1,785,486

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bobl 5 yr (Long)	29	$4,035,920	Jun-15	$11,148
Euro-Bund 10 yr (Long)	9	1,536,361	Jun-15	21,750
Euro-Buxl 30 yr (Short)	10	1,894,161	Jun-15	(127,553)
U.S. Treasury Bond 30 yr (Short)	1	163,875	Jun-15	(408)
U.S. Treasury Bond Ultra 30 yr (Long)	24	4,077,000	Jun-15	(17,829)
U.S. Treasury Note 2 yr (Short)	84	18,409,125	Jun-15	(38,230)
U.S. Treasury Note 5 yr (Short)	152	18,272,063	Jun-15	(69,974)
U.S. Treasury Note 10 yr (Short)	79	10,183,594	Jun-15	(95,993)
Total				$(317,089)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/15 (premiums $3,638,025) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.916/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.916	$20,151,100	$20
(1.9125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.9125	20,170,400	29,650
2.955/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.955	40,302,200	105,591
(2.04375)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.04375	20,170,400	111,341
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	20,170,400	174,676
Barclays Bank PLC
2.3775/3 month USD-LIBOR-BBA/May-25	May-15/2.3775	20,151,100	60,252
2.265/3 month USD-LIBOR-BBA/May-25	May-15/2.265	20,151,100	105,793
Citibank, N.A.
2.902/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.902	20,151,100	101
(1.602)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.602	20,151,100	3,023
(1.932)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.932	10,085,200	21,179
2.28/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.28	20,151,100	21,360
2.205/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.205	20,151,100	43,325

54     Master Intermediate Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/15 (premiums $3,638,025) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Citibank, N.A. cont.
(2.052)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.052	$10,085,200	$62,730
(1.481)/3 month USD-LIBOR-BBA/May-20	May-15/1.481	20,151,100	76,373
(2.223)/3 month USD-LIBOR-BBA/May-25	May-15/2.223	5,037,775	101,209
(1.509)/3 month USD-LIBOR-BBA/May-20	May-15/1.509	40,302,200	173,299
Credit Suisse International
2.895/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.895	20,202,300	20
(1.80)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80	20,180,000	9,081
(1.80125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80125	20,180,000	9,283
(1.94)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94	20,180,000	45,809
(1.94125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94125	20,180,000	46,414
Goldman Sachs International
(1.92)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.92	15,113,300	56,826
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	3,681,050	83,641
(2.35)/3 month USD-LIBOR-BBA/May-45	May-15/2.35	5,037,775	111,536
(2.5025)/3 month USD-LIBOR-BBA/May-45	May-15/2.5025	5,037,775	196,876
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,568,000	977,318
Total			$2,626,726

WRITTEN OPTIONS OUTSTANDING at 3/31/15 (premiums $351,484) (Unaudited)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/$101.57	$11,000,000	$48,598
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/100.57	11,000,000	19,063
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/102.07	11,000,000	23,034
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.07	11,000,000	1,969
Total			$92,664

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/ Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
1.955/3 month USD-LIBOR-BBA/Apr-25 (Purchased)	Apr-15/1.955	$14,105,770	$(78,992)	$(3,526)
(2.155)/3 month USD-LIBOR-BBA/Apr-25 (Purchased)	Apr-15/2.155	14,105,770	(78,992)	(4,937)

Master Intermediate Income Trust     55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/ Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	$5,037,775	$(123,441)	$35,013
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	5,037,775	(128,005)	13,783
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	5,037,775	(134,045)	(16,071)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	5,037,775	(141,058)	(33,829)
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	22,065,500	146,184	41,461
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	22,065,500	141,058	25,905
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	22,065,500	127,038	(22,507)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	22,065,500	125,773	(42,145)
Total			$(144,480)	$(6,853)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $47,935,195) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 5 1/2s, March 1, 2045	$1,000,000	3/12/15	$1,128,125
Federal National Mortgage Association, 4 1/2s, April 1, 2045	19,000,000	4/14/15	20,727,812
Federal National Mortgage Association, 3 1/2s, April 1, 2045	25,000,000	4/14/15	26,263,673
Total			$48,119,610

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CAD	4,121,000 E	$—	6/17/20	3 month CAD-BA-CDOR	1.385%	$23,882
CAD	17,845,000 E	—	6/17/17	0.93%	3 month CAD-BA-CDOR	(11,835)
CAD	7,339,000 E	—	6/17/20	3 month CAD-BA-CDOR	1.25%	4,230
CAD	9,894,000 E	—	6/17/17	1.00%	3 month CAD-BA-CDOR	(17,420)

56     Master Intermediate Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Citibank, N.A.
NZD	1,128,000	$—	2/17/25	3 month NZD-BBR-FRA	3.765%	$1,115
NZD	3,992,000	—	2/5/25	3.62%	3 month NZD-BBR-FRA	32,070
NZD	3,539,000	—	2/9/25	3.57%	3 month NZD-BBR-FRA	39,590
NZD	1,043,500	—	2/13/25	3.83%	3 month NZD-BBR-FRA	(5,251)
NZD	1,668,000	—	3/16/25	3.8675%	3 month NZD-BBR-FRA	(12,074)
Credit Suisse International
CAD	30,549,000 E	—	6/17/17	0.90929%	3 month CAD-BA-CDOR	(10,372)
CAD	12,500,000 E	—	6/17/20	3 month CAD-BA-CDOR	1.23%	(2,467)
NOK	5,071,000	—	3/12/25	1.915%	6 month NOK-NIBOR-NIBR	(5,102)
NOK	14,842,000	—	3/13/25	6 month NOK-NIBOR-NIBR	1.875%	8,305
SEK	20,236,000	—	11/11/19	0.78%	3 month SEK-STIBOR-SIDE	(54,933)
SEK	10,496,000	—	11/11/24	3 month SEK-STIBOR-SIDE	1.49%	69,541
Deutsche Bank AG
BRL	7,295,541	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	9,742
BRL	24,803,354	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	(23,812)
PLN	9,968,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(440,579)
PLN	4,970,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(221,898)
PLN	4,165,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(181,888)
ZAR	18,686,000	—	1/26/25	3 month ZAR- JIBAR-SAFEX	7.09%	(62,993)
ZAR	12,457,000	—	1/23/25	3 month ZAR- JIBAR-SAFEX	7.08%	(42,567)
Goldman Sachs International
KRW	1,462,000,000	—	11/06/19	3 month KRW-CD-KSDA-BLOOMBERG	2.17%	21,288
NOK	6,998,000	—	2/6/25	1.745%	6 month NOK-NIBOR-NIBR	5,550

Master Intermediate Income Trust     57

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
NOK	5,673,000	$—	2/6/25	1.74%	6 month NOK-NIBOR-NIBR	$4,829
NOK	6,326,000	—	2/11/25	6 month NOK-NIBOR-NIBR	1.7375%	(5,803)
NOK	5,597,000	—	2/5/25	1.7125%	6 month NOK-NIBOR-NIBR	6,501
NOK	12,694,000	—	2/13/25	6 month NOK-NIBOR-NIBR	1.77%	(7,472)
NOK	4,716,000	—	2/17/25	1.80%	6 month NOK-NIBOR-NIBR	1,191
NOK	4,716,000	—	2/17/25	1.81%	6 month NOK-NIBOR-NIBR	651
NZD	1,886,000	—	3/11/25	3.97%	3 month NZD-BBR-FRA	(25,719)
NZD	1,224,000	—	3/20/25	3.80%	3 month NZD-BBR-FRA	(3,700)
SEK	21,331,000	—	11/10/19	0.775%	3 month SEK-STIBOR-SIDE	(57,121)
SEK	10,833,000	—	11/10/24	3 month SEK-STIBOR-SIDE	1.4775%	69,997
SEK	12,356,000	—	3/12/25	3 month SEK-STIBOR-SIDE	1.1475%	25,830
SEK	30,848,000	—	3/12/20	0.5325%	3 month SEK-STIBOR-SIDE	(25,322)
JPMorgan Chase Bank N.A.
BRL	25,053,070	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	(83,279)
BRL	7,531,848	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	86,794
BRL	3,236,318	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	(13,295)
BRL	10,892,122	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	17,917
JPY	511,900,000	—	2/19/20	6 month JPY-LIBOR-BBA	1.3975%	239,943
NOK	5,698,000	—	2/17/25	1.795%	6 month NOK-NIBOR-NIBR	1,762
NZD	1,354,000	—	2/17/25	3 month NZD-BBR-FRA	3.765%	1,338
NZD	1,043,500	—	2/13/25	3.8225%	3 month NZD-BBR-FRA	(4,759)
NZD	640,000	—	2/17/25	3 month NZD-BBR-FRA	3.7275%	(862)

58     Master Intermediate Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
NZD	1,396,000	$—	2/20/25	3 month NZD-BBR-FRA	3.815%	$5,686
NZD	1,825,000	—	2/25/25	3 month NZD-BBR-FRA	3.885%	15,452
NZD	1,106,000	—	3/6/25	3.865%	3 month NZD-BBR-FRA	(7,881)
NZD	1,480,000	—	3/12/25	3.94%	3 month NZD-BBR-FRA	(17,376)
PLN	1,415,000	—	3/12/25	2.42%	6 month PLN-WIBOR-WIBO	(11,264)
SEK	19,966,000	—	11/10/19	0.78%	3 month SEK-STIBOR-SIDE	(54,451)
SEK	10,388,000	—	11/10/24	3 month SEK-STIBOR-SIDE	1.485%	68,796
SEK	10,388,000	—	11/11/24	3 month SEK-STIBOR-SIDE	1.485%	68,708
SEK	19,966,000	—	11/11/19	0.775%	3 month SEK-STIBOR-SIDE	(53,788)
ZAR	12,924,000	—	1/22/25	3 month ZAR- JIBAR-SAFEX	7.14%	(39,565)
ZAR	38,772,000	—	1/23/25	3 month ZAR- JIBAR-SAFEX	7.0633%	(136,299)
ZAR	8,367,000	—	3/10/25	3 month ZAR- JIBAR-SAFEX	7.91%	10,239
Total		$—	$(800,200)
EExtended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$20,170,400	$181,267	2/19/25	3 month USD-LIBOR-BBA	1.9575%	$94,724
20,170,400	(58,760)	2/19/25	2.1575%	3 month USD-LIBOR-BBA	(346,708)
20,170,400	(107,169)	2/19/25	2.0575%	3 month USD-LIBOR-BBA	(207,881)
7,362,100	21,253	1/6/25	2.28%	3 month USD-LIBOR-BBA	(188,301)
7,362,100	91,193	1/6/25	2.53%	3 month USD-LIBOR-BBA	(289,598)
14,817,000 E	(119)	12/16/18	2.3795%	3 month USD-LIBOR-BBA	(377,864)
11,925,000	(48)	12/19/19	1.742%	3 month USD-LIBOR-BBA	(199,165)

Master Intermediate Income Trust     59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$19,592,000	$(259)	1/9/25	3 month USD-LIBOR-BBA	2.07875%	$187,016
14,708,000	14,514	1/16/25	3 month USD-LIBOR-BBA	2.12%	204,987
15,999,900	(1,278)	1/23/25	3 month USD-LIBOR-BBA	2.14%	228,490
4,939,000 E	(40)	12/16/18	2.337%	3 month USD-LIBOR-BBA	(119,781)
8,788,000 E	(71)	12/16/18	2.0025%	3 month USD-LIBOR-BBA	(126,627)
17,960,000 E	(9,380)	12/16/18	1.9525%	3 month USD-LIBOR-BBA	(241,603)
15,026,000	(121)	12/19/19	1.7285%	3 month USD-LIBOR-BBA	(241,110)
11,925,000	(48)	12/19/19	1.734%	3 month USD-LIBOR-BBA	(194,506)
13,868,400	(183)	1/22/25	3 month USD-LIBOR-BBA	2.09%	135,392
3,836,000	(51)	1/9/25	3 month USD-LIBOR-BBA	2.081%	37,419
51,833,000	(417)	1/9/20	1.62%	3 month USD-LIBOR-BBA	(463,741)
7,388,625	(98)	1/14/25	3 month USD-LIBOR-BBA	2.10%	82,788
13,251,780	(95)	1/15/25	3 month USD-LIBOR-BBA	2.09%	135,450
14,708,000	(194)	1/22/25	3 month USD-LIBOR-BBA	2.095%	150,422
37,925,000	(305)	1/14/20	3 month USD-LIBOR-BBA	1.553%	203,920
19,945,000	(263)	1/14/25	2.067%	3 month USD-LIBOR-BBA	(162,803)
19,945,000	(263)	1/14/25	2.08%	3 month USD-LIBOR-BBA	(186,912)
37,925,000	(305)	1/14/20	3 month USD-LIBOR-BBA	1.569%	233,548
23,683,000	(89)	2/4/17	3 month USD-LIBOR-BBA	0.70502%	(3,462)
9,677,000	(78)	2/4/20	1.3635%	3 month USD-LIBOR-BBA	48,664
7,289,000 E	(333,535)	6/17/25	3 month USD-LIBOR-BBA	2.65%	46,812
5,770,000	(76)	3/12/25	2.236%	3 month USD-LIBOR-BBA	(116,546)
11,902,000 E	(333,336)	6/17/45	3 month USD-LIBOR-BBA	2.50%	(112,007)

60     Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$81,728,000 E	$755,897	6/17/25	2.20%	3 month USD-LIBOR-BBA	$(115,160)
28,955,000	(233)	1/15/20	3 month USD-LIBOR-BBA	1.49705%	75,157
15,190,000	(201)	1/15/25	1.99804%	3 month USD-LIBOR-BBA	(25,664)
28,955,000	(233)	1/15/20	3 month USD-LIBOR-BBA	1.517%	103,333
15,190,000	(201)	1/15/25	2.0175%	3 month USD-LIBOR-BBA	(53,159)
7,564,000	(100)	1/20/25	3 month USD-LIBOR-BBA	1.949%	(24,442)
15,682,000	(147)	1/20/20	3 month USD-LIBOR-BBA	1.34307%	(82,027)
15,682,000	(147)	1/20/20	3 month USD-LIBOR-BBA	1.3415%	(83,236)
15,682,000	(147)	1/20/20	3 month USD-LIBOR-BBA	1.33585%	(87,566)
10,155,000	(134)	1/20/25	1.875%	3 month USD-LIBOR-BBA	102,453
7,319,000	(27)	1/22/17	3 month USD-LIBOR-BBA	0.73125%	5,744
5,284,000	(43)	1/22/20	3 month USD-LIBOR-BBA	1.45125%	(214)
22,014,000	(291)	1/22/25	1.921%	3 month USD-LIBOR-BBA	130,365
4,551,000	(155)	1/22/45	2.31125%	3 month USD-LIBOR-BBA	67,214
11,125,000	(147)	1/22/25	1.92125%	3 month USD-LIBOR-BBA	65,620
3,251,000	(26)	1/23/20	1.4975%	3 month USD-LIBOR-BBA	(7,074)
11,634,000	(94)	1/26/20	1.517%	3 month USD-LIBOR-BBA	(34,235)
2,548,000	(87)	1/26/45	3 month USD-LIBOR-BBA	2.384%	3,264
5,778,000	(76)	1/27/25	3 month USD-LIBOR-BBA	1.9625%	(13,853)
5,778,000	(76)	1/27/25	3 month USD-LIBOR-BBA	1.963%	(13,582)
6,835,000	(90)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	(21,307)
1,958,000 E	(67)	2/2/46	3 month USD-LIBOR-BBA	2.335%	(59,893)
5,176,000	(68)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(97,156)
Master Intermediate Income Trust     61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$47,366,000	$(178)	2/4/17	3 month USD-LIBOR-BBA	0.707%	$(5,023)
19,355,000	(156)	2/4/20	1.366%	3 month USD-LIBOR-BBA	94,972
14,052,000	(53)	2/4/17	3 month USD-LIBOR-BBA	0.71%	(651)
7,026,000	(26)	2/4/17	3 month USD-LIBOR-BBA	0.7065%	(821)
8,502,000	(68)	2/5/20	1.38665%	3 month USD-LIBOR-BBA	33,609
6,443,000	(52)	2/5/20	1.45%	3 month USD-LIBOR-BBA	5,564
6,443,000	(52)	2/5/20	1.45873%	3 month USD-LIBOR-BBA	2,822
3,411,000	(45)	2/6/25	1.9805%	3 month USD-LIBOR-BBA	4,544
3,411,000	(45)	2/6/25	1.98407%	3 month USD-LIBOR-BBA	3,414
1,361,000	45	2/6/17	3 month USD-LIBOR-BBA	0.776%	1,724
4,818,000	2,389	2/6/20	3 month USD-LIBOR-BBA	1.48%	4,952
2,885,000	3,137	2/6/25	3 month USD-LIBOR-BBA	1.9575%	(6,907)
2,766,000	7,935	2/6/45	2.36%	3 month USD-LIBOR-BBA	21,059
2,513,000	(85)	2/17/45	3 month USD-LIBOR-BBA	2.462%	43,875
2,513,000	(85)	2/17/45	3 month USD-LIBOR-BBA	2.46318%	43,878
1,411,900	(19)	2/19/25	2.12%	3 month USD-LIBOR-BBA	(15,260)
46,173,000 E	1,052	6/17/17	3 month USD-LIBOR-BBA	1.15%	193,132
18,977,000 E	248,961	6/17/20	2.15%	3 month USD-LIBOR-BBA	(235,560)
8,700,000	(115)	2/25/25	3 month USD-LIBOR-BBA	2.20246%	156,869
14,692,000	(194)	2/27/25	2.1135%	3 month USD-LIBOR-BBA	(142,118)
11,685,000	(154)	3/3/25	3 month USD-LIBOR-BBA	2.124%	121,102
3,968,000	(135)	3/3/45	2.4925%	3 month USD-LIBOR-BBA	(93,036)
10,107,000	(81)	3/3/20	3 month USD-LIBOR-BBA	1.65028%	74,191

62     Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$32,073,000	$(120)	3/3/17	0.8815%	3 month USD-LIBOR-BBA	$(80,966)
	3,968,000	(135)	3/3/45	2.4995%	3 month USD-LIBOR-BBA	(99,260)
	4,494,000	(59)	3/10/25	3 month USD-LIBOR-BBA	2.3175%	125,216
	4,494,000	(59)	3/10/25	3 month USD-LIBOR-BBA	2.31774%	125,316
	4,494,000	(59)	3/10/25	3 month USD-LIBOR-BBA	2.3355%	132,719
	35,460,000 E	(285)	12/16/18	1.813%	3 month USD-LIBOR-BBA	(313,220)
	4,723,000	(62)	3/16/25	3 month USD-LIBOR-BBA	2.169%	64,650
	246,173,000 E	306,452	6/17/17	1.10%	3 month USD-LIBOR-BBA	(472,686)
	102,426,000 E	457,006	6/17/20	1.80%	3 month USD-LIBOR-BBA	(418,942)
	3,204,000	(42)	3/20/25	2.1195%	3 month USD-LIBOR-BBA	(28,470)
	3,204,000	(42)	3/20/25	3 month USD-LIBOR-BBA	2.133%	32,397
	24,089,000	(90)	3/23/17	0.843%	3 month USD-LIBOR-BBA	(26,641)
	17,024,000	(137)	3/25/20	1.5485%	3 month USD-LIBOR-BBA	(19,412)
	2,604,000	(34)	3/25/25	2.009%	3 month USD-LIBOR-BBA	4,372
	1,491,000	(20)	3/26/25	3 month USD-LIBOR-BBA	1.964%	(8,856)
	2,982,000	(39)	3/26/25	3 month USD-LIBOR-BBA	1.96065%	(18,637)
	1,864,000	(25)	3/26/25	3 month USD-LIBOR-BBA	1.9665%	(10,640)
	3,728,000	(49)	3/26/25	3 month USD-LIBOR-BBA	1.96943%	(20,261)
AUD	1,846,000	(19)	3/23/25	6 month AUD-BBR-BBSW	2.765%	4,803
AUD	2,447,000	(25)	3/30/25	2.77%	6 month AUD-BBR-BBSW	(7,376)
CAD	2,006,000	(21)	3/20/25	1.7775%	3 month CAD-BA-CDOR	6,557
CAD	10,079,000	(106)	3/26/25	3 month CAD-BA-CDOR	1.865%	29,834
CHF	1,245,000	(16)	3/20/25	6 month CHF-LIBOR-BBA	0.1775%	282

Master Intermediate Income Trust     63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
CHF	840,000	$(11)	3/23/25	6 month CHF-LIBOR-BBA	0.1675%	$(846)
CHF	610,000	(8)	3/26/25	6 month CHF-LIBOR-BBA	0.1525%	(1,628)
CHF	3,573,000	(49)	4/2/25	6 month CHF-LIBOR-BBA	0.182%	698
EUR	10,807,000 E	(251,298)	6/17/20	6 month EUR-EURIBOR-Telerate	0.75%	30,283
EUR	29,514,000 E	2,679,538	6/17/25	1.50%	6 month EUR-EURIBOR-Telerate	(231,316)
EUR	1,000 E	(292)	6/17/45	6 month EUR-EURIBOR-Telerate	2.00%	62
EUR	3,070,000 E	26,391	6/17/17	0.50%	6 month EUR-EURIBOR-Telerate	(941)
GBP	17,270,000 E	(884,505)	6/17/20	6 month GBP-LIBOR-BBA	2.25%	185,239
GBP	14,198,000 E	1,816,786	6/17/25	2.75%	6 month GBP-LIBOR-BBA	(246,106)
GBP	3,759,000 E	(1,093,140)	6/17/45	6 month GBP-LIBOR-BBA	3.00%	243,987
JPY	32,455,000	(11)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	31,092
JPY	63,551,000	(21)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	60,376
JPY	1,780,000,000	(70)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	53,515
JPY	389,500,000	(68)	3/14/44	1.795%	6 month JPY-LIBOR-BBA	(370,445)
JPY	31,464,000	(6)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	30,232
JPY	36,000,000	(11)	11/07/44	6 month JPY-LIBOR-BBA	1.5025%	12,808
JPY	215,000,000	(65)	11/07/44	6 month JPY-LIBOR-BBA	1.495%	72,952
JPY	1,119,000,000	(80)	11/07/19	0.2475%	6 month JPY-LIBOR-BBA	2,048
JPY	661,000,000	(47)	11/07/19	0.25%	6 month JPY-LIBOR-BBA	520
JPY	11,030,000	(3)	11/07/44	6 month JPY-LIBOR-BBA	1.4975%	3,803
JPY	195,540,000	(12)	2/13/25	0.575%	6 month JPY-LIBOR-BBA	(1,202)
JPY	749,427,000	(98)	3/16/25	6 month JPY-LIBOR-BBA	0.559%	(10,850)

64     Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
JPY	537,612,000	$(61)	2/5/25	6 month JPY-LIBOR-BBA	0.515%	$(22,335)
JPY	397,298,000	(45)	2/6/25	6 month JPY-LIBOR-BBA	0.54125%	(8,030)
JPY	425,132,000	(26)	2/6/25	6 month JPY-LIBOR-BBA	0.5475%	(6,383)
JPY	314,316,000	(19)	2/12/25	0.551%	6 month JPY-LIBOR-BBA	4,186
JPY	230,950,000	(14)	2/17/25	0.5975%	6 month JPY-LIBOR-BBA	(5,464)
JPY	379,064,000	(23)	2/25/25	0.568%	6 month JPY-LIBOR-BBA	861
JPY	331,940,000	(20)	3/3/25	0.51625%	6 month JPY-LIBOR-BBA	15,351
JPY	105,080,000	(11)	3/12/25	0.59875%	6 month JPY-LIBOR-BBA	(2,063)
JPY	189,353,000	(21)	3/17/25	0.5575%	6 month JPY-LIBOR-BBA	2,950
JPY	411,503,000	(45)	3/23/25	6 month JPY-LIBOR-BBA	0.50%	(26,692)
JPY	344,344,000	(38)	3/30/25	6 month JPY-LIBOR-BBA	0.50625%	(21,123)
NOK	3,701,000	(6)	3/24/25	6 month NOK-NIBOR-NIBR	1.765%	(3,491)
NOK	3,648,000	(6)	3/24/25	6 month NOK-NIBOR-NIBR	1.7625%	(3,544)
NOK	6,898,000	(11)	4/7/25	1.865%	6 month NOK-NIBOR-NIBR	(1,939)
SEK	27,726,000	(43)	4/1/25	0.967%	3 month SEK-STIBOR-SIDE	2,230
SEK	50,017,000	(77)	4/2/25	0.975%	3 month SEK-STIBOR-SIDE	(2,928)
	$13,868,400	(183)	1/9/25	3 month USD-LIBOR-BBA	2.07%	121,093
	4,034,100	8,015	2/19/25	3 month USD-LIBOR-BBA	2.15%	62,798
	2,017,050	4,613	2/19/25	3 month USD-LIBOR-BBA	2.15%	32,004
Total		$3,543,642	$(2,645,529)
EExtended effective date.

Master Intermediate Income Trust     65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$266,070	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$1,255
472,052	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,020)
482,429	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,275
444,169	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,233
1,336,468	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(6,102)
189,085	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,000
383,234	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,927
2,299,406	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,562
493,060	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	3,476
1,167,201	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,329)
1,461,656	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,350
449,709	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	2,378
53,958	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	487
197,366	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	992
247,464	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	1,283
1,149,703	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,781

66     Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$973,986	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(4,447)
1,122,168	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	5,933
206,056	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	972
1,600,067	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	12,878
6,299,990	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	31,678
1,375,428	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,916
233,101	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,099
755,711	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,564
547,852	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,584
2,953,519	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,486)
553,112	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(3,331)
445,487	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,357)
222,780	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,179)
222,780	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,179)
447,041	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,366)
1,161,064	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(6,144)

Master Intermediate Income Trust     67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$447,041	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(2,366)
710,787	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(1,470)
428,124	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(885)
433,821	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,181
542,698	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(1,122)
938,359	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,284)
808,489	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	7,301
115,974	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,047
892,528	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,723)
122,330	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(559)
1,947,981	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	20,165
345,294	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,736
1,544,041	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	19,450
Citibank, N.A.
894,086	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,496
1,916,172	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,635

68     Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	$1,672,818	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$8,411
EUR	8,270,000	—	2/21/19	(1.235%)	Eurostat Eurozone HICP excluding tobacco	(267,499)
EUR	4,310,000	—	2/21/24	1.69%	Eurostat Eurozone HICP excluding tobacco	304,369
Credit Suisse International
	$766,469	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,854
	591,325	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,700)
	1,196,018	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(2,473)
	1,214,853	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	12,576
	1,346,686	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	13,941
	1,244,505	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(2,574)
	3,374,464	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(42,507)
	1,725,855	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(23,814)
	829,113	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(11,440)
	414,556	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(5,720)
	1,433,381	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(19,778)
	844,291	10,422	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(1)

Master Intermediate Income Trust     69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	$1,588,088	$26,551	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	$6,030
EUR	8,270,000	—	2/20/19	(1.2225%)	Eurostat Eurozone HICP excluding tobacco	(263,168)
EUR	4,310,000	—	2/20/24	1.68%	Eurostat Eurozone HICP excluding tobacco	301,982
Deutsche Bank AG
	$591,325	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,700)
Goldman Sachs International
	680,592	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	4,798
	266,761	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,409
	1,171,801	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(14,944)
	1,171,801	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(14,944)
	406,314	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,855)
	152,636	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(697)
	1,134,219	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(13,280)
	36,724	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	259
	313,054	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	2,207
	794,495	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(10,876)
	329,083	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	2,320

70     Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$658,166	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$4,640
20,031	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	181
2,971,916	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(37,436)
286,793	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,309)
556,584	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,541)
344,077	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,571)
26,462	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(121)
70,516	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(322)
2,733,865	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(34,866)
2,381,467	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(30,372)
1,968,773	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(24,800)
1,935,717	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	20,038
3,796,008	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(44,669)
3,385,000	—	2/24/25	(2.01%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(45,630)
2,289,721	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(31,594)
1,809,293	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(24,965)

Master Intermediate Income Trust     71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	$837,017	$—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	$(11,549)
	754,000	—	3/12/25	(1.925%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(151)
EUR	4,936,000	—	3/12/20	(0.9625%)	Eurostat Eurozone HICP excluding tobacco	(690)
EUR	626,000	—	3/12/25	1.3175%	Eurostat Eurozone HICP excluding tobacco	1,609
GBP	1,961,000	—	2/20/25	(2.895%)	GBP Non-revised UK Retail Price Index	7,278
GBP	436,000	—	3/10/25	(2.8675%)	GBP Non-revised UK Retail Price Index	(3,839)
JPMorgan Chase Bank N.A.
	$3,627,367	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(45,694)
	2,074,452	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(26,131)
	3,177,627	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(40,027)
	1,969,177	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(24,805)
	1,935,717	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	20,038
Total		$36,973	$(310,827)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$16,587	$291,000	5/11/63	300 bp	$19,754
CMBX NA BBB– Index	BBB–/P	17,409	282,000	5/11/63	300 bp	20,478
CMBX NA BBB– Index	BBB–/P	8,497	141,000	5/11/63	300 bp	10,032
CMBX NA BBB– Index	BBB–/P	4,375	64,000	5/11/63	300 bp	5,071

72     Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$33,591	$303,000	5/11/63	300 bp	$36,888
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	28,890	704,000	5/11/63	300 bp	36,552
CMBX NA BBB– Index	BBB–/P	(2,041)	479,000	5/11/63	300 bp	3,172
CMBX NA BBB– Index	BBB–/P	10,467	344,000	5/11/63	300 bp	14,211
CMBX NA BBB– Index	BBB–/P	27,130	340,000	5/11/63	300 bp	30,830
CMBX NA BBB– Index	BBB–/P	26,325	340,000	5/11/63	300 bp	30,025
CMBX NA BBB– Index	BBB–/P	22,366	340,000	5/11/63	300 bp	26,067
CMBX NA BBB– Index	BBB–/P	37,060	328,000	5/11/63	300 bp	40,630
CMBX NA BBB– Index	BBB–/P	4,963	323,000	5/11/63	300 bp	8,478
CMBX NA BBB– Index	BBB–/P	23,988	313,000	5/11/63	300 bp	27,394
CMBX NA BBB– Index	BBB–/P	20,979	288,000	5/11/63	300 bp	24,114
CMBX NA BBB– Index	BBB–/P	(183)	280,000	5/11/63	300 bp	2,864
CMBX NA BBB– Index	BBB–/P	3,135	270,000	5/11/63	300 bp	6,073
CMBX NA BBB– Index	BBB–/P	20,934	263,000	5/11/63	300 bp	23,796
CMBX NA BBB– Index	BBB–/P	269	207,000	5/11/63	300 bp	2,522
CMBX NA BBB– Index	BBB–/P	536	164,000	5/11/63	300 bp	2,321
CMBX NA BBB– Index	BBB–/P	375	164,000	5/11/63	300 bp	2,160
CMBX NA BBB– Index	BBB–/P	2,851	149,000	5/11/63	300 bp	4,473
CMBX NA BBB– Index	BBB–/P	282	123,000	5/11/63	300 bp	1,621
CMBX NA BBB– Index	BBB–/P	567	97,000	5/11/63	300 bp	1,622
CMBX NA BBB– Index	BBB–/P	428	94,000	5/11/63	300 bp	1,451
CMBX NA BBB– Index	BBB–/P	115	16,000	5/11/63	300 bp	289

Master Intermediate Income Trust     73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	—	$1,896	$173,000	5/11/63	(300 bp)	$13
CMBX NA BBB– Index	BBB–/P	742	42,000	1/17/47	300 bp	422
CMBX NA BBB– Index	BBB–/P	1,027	42,000	1/17/47	300 bp	707
CMBX NA BBB– Index	BBB–/P	1,684	68,000	1/17/47	300 bp	1,166
CMBX NA BBB– Index	BBB–/P	2,290	94,000	1/17/47	300 bp	1,574
CMBX NA BBB– Index	BBB–/P	5,724	146,000	1/17/47	300 bp	4,612
CMBX NA BBB– Index	BBB–/P	1,782	167,000	1/17/47	300 bp	510
CMBX NA BBB– Index	BBB–/P	2,608	192,000	1/17/47	300 bp	1,145
CMBX NA BBB– Index	BBB–/P	4,564	193,000	1/17/47	300 bp	3,094
CMBX NA BBB– Index	BBB–/P	1,792	229,000	1/17/47	300 bp	(47)
CMBX NA BBB– Index	BBB–/P	1,630	229,000	1/17/47	300 bp	(210)
CMBX NA BBB– Index	BBB–/P	1,476	345,000	1/17/47	300 bp	(1,152)
CMBX NA BB Index	—	542	100,000	5/11/63	(500 bp)	(1,035)
CMBX NA BB Index	—	(386)	106,000	5/11/63	(500 bp)	(2,058)
CMBX NA BB Index	—	2,240	112,000	5/11/63	(500 bp)	473
CMBX NA BB Index	—	(914)	119,000	5/11/63	(500 bp)	(2,791)
CMBX NA BB Index	—	(1,140)	119,000	5/11/63	(500 bp)	(3,017)
CMBX NA BB Index	—	(1,095)	120,000	5/11/63	(500 bp)	(2,987)
CMBX NA BB Index	—	3,449	223,000	5/11/63	(500 bp)	(68)
CMBX NA BB Index	—	5,994	227,000	5/11/63	(500 bp)	2,414
CMBX NA BB Index	—	2,409	233,000	5/11/63	(500 bp)	(1,266)
CMBX NA BB Index	—	(4,646)	266,000	5/11/63	(500 bp)	(8,841)
CMBX NA BB Index	—	(1,881)	360,000	5/11/63	(500 bp)	(7,559)
CMBX NA BB Index	—	(5,120)	264,000	5/11/63	(500 bp)	(9,284)
CMBX NA BBB– Index	BBB–/P	(6,630)	538,000	5/11/63	300 bp	(774)
CMBX NA BBB– Index	BBB–/P	(8,066)	535,000	5/11/63	300 bp	(2,244)
CMBX NA BBB– Index	BBB–/P	(10,067)	520,000	5/11/63	300 bp	(4,408)
CMBX NA BBB– Index	BBB–/P	652	491,000	5/11/63	300 bp	5,996

74     Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(3,476)	$346,000	5/11/63	300 bp	$290
CMBX NA BBB– Index	BBB–/P	1,584	342,000	5/11/63	300 bp	5,306
CMBX NA BBB– Index	BBB–/P	1,274	275,000	5/11/63	300 bp	4,267
CMBX NA BBB– Index	BBB–/P	6,353	267,000	5/11/63	300 bp	9,259
CMBX NA BBB– Index	BBB–/P	907	262,000	5/11/63	300 bp	3,759
CMBX NA BBB– Index	BBB–/P	(4,715)	261,000	5/11/63	300 bp	(1,875)
CMBX NA BBB– Index	BBB–/P	181	261,000	5/11/63	300 bp	3,022
CMBX NA BBB– Index	BBB–/P	172	258,000	5/11/63	300 bp	2,980
CMBX NA BBB– Index	BBB–/P	1,536	253,000	5/11/63	300 bp	4,289
CMBX NA BBB– Index	BBB–/P	639	237,000	5/11/63	300 bp	3,219
CMBX NA BBB– Index	BBB–/P	(776)	232,000	5/11/63	300 bp	1,749
CMBX NA BBB– Index	BBB–/P	(771)	231,000	5/11/63	300 bp	1,744
CMBX NA BBB– Index	BBB–/P	(2,153)	230,000	5/11/63	300 bp	350
CMBX NA BBB– Index	BBB–/P	(2,304)	230,000	5/11/63	300 bp	199
CMBX NA BBB– Index	BBB–/P	2,669	224,000	5/11/63	300 bp	5,107
CMBX NA BBB– Index	BBB–/P	2,227	224,000	5/11/63	300 bp	4,665
CMBX NA BBB– Index	BBB–/P	10,720	224,000	5/11/63	300 bp	13,158
CMBX NA BBB– Index	BBB–/P	(1,866)	223,000	5/11/63	300 bp	561
CMBX NA BBB– Index	BBB–/P	(643)	190,000	5/11/63	300 bp	1,425
CMBX NA BBB– Index	BBB–/P	(1,125)	118,000	5/11/63	300 bp	159
CMBX NA BBB– Index	BBB–/P	(699)	116,000	5/11/63	300 bp	563
Master Intermediate Income Trust     75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	$(2,303)	$333,000	5/11/63	300 bp	$1,321
CMBX NA BBB– Index	BBB–/P	(429)	94,000	5/11/63	300 bp	594
CMBX NA BBB– Index	BBB–/P	245	94,000	5/11/63	300 bp	1,268
CMBX NA BBB– Index	BBB–/P	627	63,000	1/17/47	300 bp	148
CMBX NA BBB– Index	BBB–/P	2,777	103,000	1/17/47	300 bp	1,993
CMBX NA BB Index	—	523	51,000	5/11/63	(500 bp)	(282)
CMBX NA BB Index	—	62	51,000	5/11/63	(500 bp)	(742)
CMBX NA BB Index	—	2,534	112,000	5/11/63	(500 bp)	766
CMBX NA BB Index	—	(1,143)	119,000	5/11/63	(500 bp)	(3,020)
CMBX NA BB Index	—	(2,365)	223,000	5/11/63	(500 bp)	(5,886)
CMBX NA BBB– Index	BBB–/P	(4,349)	261,000	5/11/63	300 bp	(1,508)
CMBX NA BBB– Index	BBB–/P	2,787	244,000	5/11/63	300 bp	5,443
CMBX NA BBB– Index	BBB–/P	(931)	232,000	5/11/63	300 bp	1,594
CMBX NA BBB– Index	BBB–/P	(2,143)	229,000	5/11/63	300 bp	350
CMBX NA BBB– Index	BBB–/P	(2,297)	229,000	5/11/63	300 bp	196
CMBX NA BBB– Index	BBB–/P	(2,297)	229,000	5/11/63	300 bp	196
CMBX NA BBB– Index	BBB–/P	1,354	227,000	5/11/63	300 bp	3,825
CMBX NA BBB– Index	BBB–/P	(1,791)	223,000	5/11/63	300 bp	636
CMBX NA BBB– Index	BBB–/P	(1,288)	118,000	5/11/63	300 bp	(3)
CMBX NA BBB– Index	BBB–/P	(51)	19,000	5/11/63	300 bp	156
Total		$311,707	$428,514
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

76     Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$10,017
Energy	—	—	798
Total common stocks	—	—	10,815
Convertible bonds and notes	$—	$118,438	$—
Corporate bonds and notes	—	100,718,044	6
Foreign government and agency bonds and notes	—	30,689,320	—
Mortgage-backed securities	—	130,978,809	2,442,694
Preferred stocks	—	465,516	—
Purchased options outstanding	—	184,118	—
Purchased swap options outstanding	—	3,470,254	—
Senior loans	—	6,920,192	—
U.S. government and agency mortgage obligations	—	167,271,330	—
U.S. treasury obligations	—	293,025	—
Short-term investments	20,985,521	10,709,492	—
Totals by level	$20,985,521	$451,818,538	$2,453,515

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,785,486	$—
Futures contracts	(317,089)	—	—
Written options outstanding	—	(92,664)	—
Written swap options outstanding	—	(2,626,726)	—
Forward premium swap option contracts	—	(6,853)	—
TBA sale commitments	—	(48,119,610)	—
Interest rate swap contracts	—	(6,989,371)	—
Total return swap contracts	—	(347,800)	—
Credit default contracts	—	116,807	—
Totals by level	$(317,089)	$(56,280,731)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust     77

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $459,126,122)	$456,618,053
Affiliated issuers (identified cost $18,639,521) (Notes 1 and 5)	18,639,521
Foreign currency (cost $52,068) (Note 1)	52,067
Dividends, interest and other receivables	4,018,885
Receivable for investments sold	11,374,438
Receivable for sales of delayed delivery securities (Note 1)	52,968,282
Receivable for variation margin (Note 1)	4,682,583
Unrealized appreciation on forward premium swap option contracts (Note 1)	116,162
Unrealized appreciation on forward currency contracts (Note 1)	3,027,373
Unrealized appreciation on OTC swap contracts (Note 1)	2,221,092
Premium paid on OTC swap contracts (Note 1)	82,084
Prepaid assets	64,695
Total assets	553,865,235
LIABILITIES
Payable to custodian	251,450
Payable for investments purchased	2,216,742
Payable for purchases of delayed delivery securities (Note 1)	182,000,051
Payable for compensation of Manager (Note 2) (Notes 2 and 5)	562,065
Payable for custodian fees (Note 2)	27,854
Payable for investor servicing fees (Note 2)	25,629
Payable for Trustee compensation and expenses (Note 2)	158,105
Payable for administrative services (Note 2)	1,042
Payable for variation margin (Note 1)	5,233,501
Distributions payable to shareholders	1,484,120
Unrealized depreciation on OTC swap contracts (Note 1)	2,903,605
Premium received on OTC swap contracts (Note 1)	430,764
Unrealized depreciation on forward currency contracts (Note 1)	1,241,887
Unrealized depreciation on forward premium swap option contracts (Note 1)	123,015
Written options outstanding, at value (premiums $3,989,509) (Notes 1 and 3)	2,719,390
TBA sale commitments, at value (proceeds receivable $47,935,195) (Note 1)	48,119,610
Collateral on certain derivative contracts, at value (Note 1)	2,639,025
Other accrued expenses	174,110
Total liabilities	250,311,965
Net assets	$303,553,270

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 1)	$453,099,245
Undistributed net investment income (Note 1)	2,186,806
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(148,418,420)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,314,361)
Total — Representing net assets applicable to capital shares outstanding	$303,553,270
COMPUTATION OF NET ASSET VALUE
Net asset value per share ($303,553,270 divided by 56,822,509 shares)	$5.34

The accompanying notes are an integral part of these financial statements.

78     Master Intermediate Income Trust

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $6,373 from investments in affiliated issuers) (Note 5)	$9,099,061
Dividends	20,368
Total investment income	9,119,429
EXPENSES
Compensation of Manager (Note 2)	1,159,720
Investor servicing fees (Note 2)	77,911
Custodian fees (Note 2)	44,551
Trustee compensation and expenses (Note 2)	1,111
Administrative services (Note 2)	4,706
Auditing and tax fees	73,410
Other	104,813
Total expenses	1,466,222
Net expenses	1,466,222

Net investment income	7,653,207
Net realized gain on investments (Notes 1 and 3)	3,335,612
Net realized loss on swap contracts (Note 1)	(4,373,236)
Net realized loss on futures contracts (Note 1)	(2,365,675)
Net realized gain on foreign currency transactions (Note 1)	7,381,178
Net realized loss on written options (Notes 1 and 3)	(2,065,515)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,364,727)
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(17,603,393)
Net loss on investments	(17,055,756)
Net decrease in net assets resulting from operations	$(9,402,549)

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust     79

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$7,653,207	$17,726,515
	Net realized gain (loss) on investments and foreign currency transactions	1,912,364	(3,273,000)
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(18,968,120)	11,044,901
	Net increase (decrease) in net assets resulting from operations	(9,402,549)	25,498,416
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income	(8,935,345)	(18,750,118)
	Decrease from capital share transactions (Note 4)	(4,675,655)	(25,325,054)
	Total decrease in net assets	(23,013,549)	(18,576,756)
	NET ASSETS
	Beginning of period	326,566,819	345,143,575
	End of period (including undistributed net investment income of $2,186,806 and $3,468,944, respectively)	$303,553,270	$326,566,819
	NUMBER OF FUND SHARES
	Shares outstanding at beginning of period	57,773,719	62,769,851
	Shares repurchased (Note 5)	(951,210)	(4,996,132)
	Shares outstanding at end of period	56,822,509	57,773,719
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

80     Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	3/31/15	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$5.65	$5.50	$5.42	$5.34	$5.83	$5.94
Investment operations:
Net investment income[a]	.13	.29	.30	.27	.35	.58
Net realized and unrealized gain (loss) on investments	(.29)	.12	.06	.15	(.38)	.39
Total from investment operations	(.16)	.41	.36	.42	(.03)	.97
Less distributions:
From net investment income	(.16)	(.31)	(.31)	(.09)	(.46)	(1.08)
From return of capital	—	—	—	(.25)	—	—
Total distributions	(.16)	(.31)	(.31)	(.34)	(.46)	(1.08)
Increase from shares repurchased	.01	.05	.03	—	—	—
Net asset value, end of period	$5.34	$5.65	$5.50	$5.42	$5.34	$5.83
Market value, end of period	$4.90	$5.03	$4.88	$5.18	$5.05	$6.28
Total return at market value (%)[b]	0.54*	9.56	0.15	9.56	(13.01)	25.33
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$303,553	$326,567	$345,144	$356,296	$351,028	$381,355
Ratio of expenses to average net assets (%)[c]	.47*	.99	.94	.96	.94	.94[f]
Ratio of net investment income to average net assets (%)	2.45*	5.21	5.31	4.94	5.97	9.82[f]
Portfolio turnover (%)[e]	312*[d]	389[d]	244[e]	157[e]	171[e]	88[e]

* Not annualized.

** Unaudited.

a   Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b   Total return assumes dividend reinvestment.

c   Includes amounts paid through expense offset arrangements, if any (Note 2).

d   Portfolio turnover includes TBA purchase and sales commitments.

e   Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	642%
September 30, 2012	472
September 30, 2011	413
September 30, 2010	139

f   Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust     81

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek, with equal emphasis, high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1

82     Master Intermediate Income Trust

securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

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Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared

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interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin

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on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $247,437 at the close of the reporting period.

86     Master Intermediate Income Trust

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,746,239 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,768,820 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2014, the fund had a capital loss carryover of $139,501,485 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$15,831,148	$30,551,955	$46,383,103	*
7,342,291	N/A	7,342,291	September 30, 2015
11,586,218	N/A	11,586,218	September 30, 2016
28,970,279	N/A	28,970,279	September 30, 2017
45,219,594	N/A	45,219,594	September 30, 2018

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Master Intermediate Income Trust     87

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $5,048,390 recognized during the period between November 1, 2013 and September 30, 2014 to its fiscal year ending September 30, 2015.

The aggregate identified cost on a tax basis is $483,275,594, resulting in gross unrealized appreciation and depreciation of $10,740,687 and $18,753,707, respectively, or net unrealized depreciation of $8,018,020.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average net assets,
0.650%	of the next $500 million of average net assets,
0.600%	of the next $500 million of average net assets,
0.550%	of the next $5 billion of average net assets,
0.525%	of the next $5 billion of average net assets,
0.505%	of the next $5 billion of average net assets,
0.490%	of the next $5 billion of average net assets,
0.480%	of the next $5 billion of average net assets,
0.470%	of the next $5 billion of average net assets,
0.460%	of the next $5 billion of average net assets,
0.450%	of the next $5 billion of average net assets,
0.440%	of the next $5 billion of average net assets,
0.430%	of the next $8.5 billion of average net assets and
0.420%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $174, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

88     Master Intermediate Income Trust

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,207,277,755	$1,151,751,940
U.S. government securities (Long-term)	—	—
Total	$1,207,277,755	$1,151,751,940

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$340,600,300	$3,020,385	$82,000,000	$652,656
Options opened	1,192,120,575	6,565,634	286,000,000	1,747,109
Options exercised	(62,839,750)	(374,753)	—	—
Options expired	(52,039,650)	(476,448)	(150,000,000)	(741,719)
Options closed	(865,686,700)	(5,096,793)	(174,000,000)	(1,306,562)
Written options outstanding at the end of the reporting period	$552,154,775	$3,638,025	$44,000,000	$351,484

Note 4: Shares repurchased

In September 2014, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 951,210 common shares for an aggregate purchase price of $4,675,655, which reflects a weighted-average discount from net asset value per share of 9.73%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,056 shares of the fund (0.002% of the fund’s shares outstanding), valued at $5,639 based on net asset value.

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Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$11,528,830	$78,259,766	$71,149,075	$6,373	$18,639,521

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$44,300,000
Purchased swap option contracts (contract amount)	$422,800,000
Written TBA commitment option contracts (contract amount) (Note 3)	$87,100,000
Written swap option contracts (contract amount) (Note 3)	$326,700,000
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$329,500,000
OTC interest rate swap contracts (notional)	$135,600,000
Centrally cleared interest rate swap contracts (notional)	$1,309,400,000
OTC total return swap contracts (notional)	$148,900,000
OTC credit default contracts (notional)	$19,700,000

90     Master Intermediate Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$177,697	Payables	$60,890
Foreign exchange contracts	Receivables	3,027,373	Payables	1,241,887
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	12,829,698*	Payables, Net assets — Unrealized depreciation	19,555,829*
Total		$16,034,768		$20,858,606

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$173,690	$173,690
Foreign exchange contracts	—	—	7,449,105	—	7,449,105
Interest rate contracts	(1,507,118)	(2,365,675)	—	(4,546,926)	(8,419,719)
Total	$(1,507,118)	$(2,365,675)	$7,449,105	$(4,373,236)	$(796,924)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$193,770	$193,770
Foreign exchange contracts	—	—	(1,352,596)	—	(1,352,596)
Interest rate contracts	1,581,171	(615,543)	—	(3,303,203)	(2,337,575)
Total	$1,581,171	$(615,543)	$(1,352,596)	$(3,109,433)	$(3,496,401)

Master Intermediate Income Trust     91

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$28,112	$—	$—	$72,775	$77,846	$9,742	$135,837	$—	$516,635	$—	$—	$—	$—	$—	$840,947
Centrally cleared interest rate swap contracts§	—	—	4,682,583	—	—	—	—	—	—	—	—	—	—	—	4,682,583
OTC Total return swap contracts*#	—	159,503	—	326,911	332,353	—	45,739	—	20,038	—	—	—	—	—	884,544
OTC Credit default contracts*#	8,467	3,297	—	—	138,372	—	27,561	—	—	—	—	—	—	—	177,697
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	236,982	251,587	—	283,204	158,475	154,169	181,421	301,497	303,622	—	249,388	319,134	369,799	218,095	3,027,373
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	116,162	—	—	—	—	—	116,162
Purchased swap options**#	595,092	349,541	—	963,201	1,056,659	—	505,761	—	—	—	—	—	—	—	3,470,254
Purchased options**#	—	—	—	—	—	—	—	—	184,118	—	—	—	—	—	184,118
Total Assets	$868,653	$763,928	$4,682,583	$1,646,091	$1,763,705	$163,911	$896,319	$301,497	$1,140,575	$—	$249,388	$319,134	$369,799	$218,095	$13,383,678
Liabilities:
OTC Interest rate swap contracts*#	29,255	—	—	17,325	72,874	973,737	125,137	—	422,819	—	—	—	—	—	1,641,147
Centrally cleared interest rate swap contracts§	—	—	5,171,294	—	—	—	—	—	—	—	—	—	—	—	5,171,294
OTC Total return swap contracts*#	—	67,349	—	267,499	405,118	2,700	353,021	—	136,657	—	—	—	—	—	1,232,344
OTC Credit default contracts*#	—	—	—	—	50,852	—	10,038	—	—	—	—	—	—	—	60,890
Futures contracts§	—	—	—	—	—	—	—	—	—	62,207	—	—	—	—	62,207
Forward currency contracts#	46,468	125,716	—	64,451	103,317	86,795	71,925	64,628	122,339	—	159,624	241,959	122,762	31,903	1,241,887
Forward premium swap option contracts#	—	—	—	—	—	—	8,463	—	114,552	—	—	—	—	—	123,015
Written swap options#	421,278	166,045	—	502,599	110,607	—	448,879	—	977,318	—	—	—	—	—	2,626,726
Written options#	—	—	—	—	—	—	—	—	92,664	—	—	—	—	—	92,664
Total Liabilities	$497,001	$359,110	$5,171,294	$851,874	$742,768	$1,063,232	$1,017,463	$64,628	$1,866,349	$62,207	$159,624	$241,959	$122,762	$31,903	$12,252,174
Total Financial and Derivative Net Assets	$371,652	$404,818	$(488,711)	$794,217	$1,020,937	$(899,321)	$(121,144)	$236,869	$(725,774)	$(62,207)	$89,764	$77,175	$247,037	$186,192	$1,131,504
Total collateral received (pledged)†##	$230,000	$369,000	$—	$730,000	$948,000	$(899,321)	$(121,144)	$236,869	$(679,864)	$—	$69,000	$—	$247,037	$—
Net amount	$141,652	$35,818	$(488,711)	$64,217	$72,937	$—	$—	$—	$(45,910)	$(62,207)	$20,764	$77,175	$—	$186,192

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

92	Master Intermediate Income Trust	Master Intermediate Income Trust	93

Shareholder meeting results (Unaudited)

April 23, 2015 meeting

At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes for	Votes against	Abstentions
45,384,632	4,164,295	1,190,236

At the meeting, each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	44,078,303	6,660,863
Ravi Akhoury	44,033,523	6,705,648
Barbara M. Baumann	44,254,245	6,484,926
Jameson A. Baxter	47,305,883	3,433,288
Charles B. Curtis	47,286,505	3,452,666
Robert J. Darretta	44,235,607	6,503,564
Katinka Domotorffy	44,144,579	6,594,592
John A. Hill	47,356,445	3,382,726
Paul L. Joskow	44,216,976	6,522,195
Kenneth R. Leibler	44,222,762	6,516,409
Robert E. Patterson	47,307,378	3,431,793
George Putnam, III	47,347,373	3,391,798
Robert L. Reynolds	44,225,469	6,513,702
W. Thomas Stephens	44,212,662	6,526,509

A proposal to convert the fund to an open-end investment company was not approved, as follows:

Votes for	Votes against	Abstentions
15,633,279	14,661,233	789,043

All tabulations are rounded to the nearest whole number.

94     Master Intermediate Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Master Intermediate Income Trust     95

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

96     Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA713
293754 5/15

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 7, 2014	—	—	—	1,280,853
October 8 – October 31, 2014	346,233	$4.99	346,233	5,431,139
November 1 – November 30, 2014	34,956	$5.05	34,956	5,396,183
December 1 – December 31, 2014	50,525	$4.93	50,525	5,345,658
January 1 – January 31, 2015	55,611	$4.84	55,611	5,290,047
February 1 – February 28, 2015	320,501	$4.86	320,501	4,969,546
March 1 – March 31, 2015	143,384	$4.84	143,384	4,826,162

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 6,276,985 of its shares. The program renewed by the Board in September 2014, which is in effect between October 8, 2014 and October 7, 2015, allows the fund to repurchase up to 5,777,372 of its shares.

**	Information prior to October 7, 2014 is based on the total number of shares eligible for repurchase under the program, as amended through September 2013. Information from October 8, 2014 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2014.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015